--------------------------------------------------------------------------------


                                   Endowments
                                   Prospectus




                                 AUGUST 1, 1998

ENDOWMENTS
One Market
Steuart Tower, Suite 1800
P.O. Box 7650
San Francisco, CA 94120
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TABLE OF CONTENTS

Expenses                         4   Investment Results                    15
 ..................................   ..................................
Financial Highlights             5   Dividends, Distributions and Taxes    18
 ..................................   ..................................
Investment Policies and Risks    6   Organization and Management of
 ..................................     Endowments                          19
Securities and Investment            ..................................
  Techniques                     8   Shareholder Services                  21
 ..................................
Multiple Portfolio Counselor
  System                        13
--------------------------------------------------------------------------------

Endowments (the "Trust") is an open-end management investment company with two diversified series, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds"). In a transaction approved by shareholders and completed on July 31, 1998, Growth and Income Portfolio acquired all of the assets and liabilities of Endowments, Inc. Bond Portfolio entered into a similar transaction with Bond Portfolio for Endowments, Inc. on the same date. As a result, certain financial and other information appearing in this prospectus reflects the operations of these predecessor entities.

GROWTH AND INCOME PORTFOLIO The primary investment objective of Growth and Income Portfolio is long-term growth of principal, with income and preservation of capital as secondary objectives. The fund strives to accomplish these objectives by normally investing primarily in common stocks or securities convertible into common stock. Major investment emphasis will be given to stocks of companies which appear to have favorable prospects for long-term growth of capital and income.

BOND PORTFOLIO The investment objective of Bond Portfolio is to seek as high a level of current income as is consistent with the preservation of capital. Any capital appreciation is incidental to the fund's objective of current income. The fund strives to accomplish this objective by investing primarily in quality-oriented fixed-income securities, as described further in this prospectus.

Shareholders of the Trust must be: (i) any entity exempt from taxation under
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of the Trust's shareholders. An investment in the funds involves a certain amount of risk and may not be suitable for all investors. See "Investment Policies and Risks."

This prospectus presents information you should know before investing in the fund(s). You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND(S). THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND(S) IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                                      ENDOWMENTS / PROSPECTUS  3
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

EXPENSES
The effect of the expenses described below is reflected in the funds' share prices and investment returns.

Shareholders pay no shareholder transaction expenses when buying or selling shares of either fund. Operating expenses are paid by the funds.

SHAREHOLDER TRANSACTION EXPENSES

The funds have no sales charges on purchases or reinvested dividends, deferred sales charges, redemption fees or exchange fees.

FUND OPERATING EXPENSES (as of July 31, 1997)
(as a percentage of average net assets after fee waiver)

                                                            BOND PORTFOLIO
                                                                 FOR
                                  ENDOWMENTS, INC.         ENDOWMENTS, INC.
--------------------------------------------------------------------------------
Management fees                        0.50%                     0.40%
 ................................................................................
12b-1 expenses                          none                     none
 ................................................................................
Other expenses                         0.24%                     0.35%
 ................................................................................
Total fund operating expenses          0.74%                     0.75%/1/

/1/ Capital Research and Management Company has been voluntarily waiving fees to the extent necessary to ensure that each fund's expenses do not exceed 0.75% of average net assets per annum. Without such a waiver, fees for Bond Portfolio for Endowments, Inc. (as a percentage of average net assets) would have been 0.85%.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:

                                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Growth and Income Portfolio          $8        $24       $41        $92
 ................................................................................
Bond Portfolio                       $8        $24       $42        $93

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY.

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4  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following information for the six months ended January 31, 1998 and the seven years ended July 31, 1997 has been audited by Deloitte & Touche llp, independent auditors, and for the three years ended July 31, 1990 by KPMG Peat Marwick, independent auditors. These tables should be read together with the financial statements which are included in the statement of additional information, annual report and semi-annual report of each respective portfolio.

                                ENDOWMENTS, INC.

SELECTED PER-SHARE DATA*

                           SIX
                         MONTHS
                          ENDED                                       YEARS ENDED JULY 31
                         .......                                      ...................
                         1/31/98           1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
              -----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $22.66         $18.61  $18.06  $17.18  $18.43  $18.26  $17.89  $16.91  $18.22  $16.71  $19.70
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income        .28            .56     .58     .63     .65     .66     .78     .78     .89     .98     .82
 ........................................................................................................................
Net realized and
unrealized gain (loss)
on investments               .83           6.04    1.73    2.21    (.16)   1.05    1.74    1.60    (.16)   2.52   (1.16)
 ........................................................................................................................
Total income from
investment operations       1.11           6.60    2.31    2.84     .49    1.71    2.52    2.38     .73    3.50    (.34)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income           (.26)          (.55)   (.61)   (.61)   (.66)   (.69)   (.73)   (.87)  (1.01)   (.89)   (.85)
 ........................................................................................................................
Distributions from net
realized gains             (7.38)         (2.00)  (1.15)  (1.35)  (1.08)   (.85)  (1.42)   (.53)  (1.03)  (1.10)  (1.80)
 ........................................................................................................................
Total distributions        (7.64)         (2.55)  (1.76)  (1.96)  (1.74)  (1.54)  (2.15)  (1.40)  (2.04)  (1.99)  (2.65)
 ........................................................................................................................
Net asset value,
end of year               $16.13         $22.66  $18.61  $18.06  $17.18  $18.43  $18.26  $17.89  $16.91  $18.22  $16.71
-------------------------------------------------------------------------------------------------------------------------
Total return                5.43%/2/      38.40%  13.22%  18.57%   2.77%  10.05%  15.74%  15.03%   4.13%  23.22%  (2.31)%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(in millions)                $45            $48     $59     $57     $53     $72     $58     $46     $39     $43     $36
 ........................................................................................................................
Ratio of expenses to
average net assets           .38%/2/,/3/    .74%    .82%    .73%    .73%    .64%    .70%    .69%    .68%    .69%    .63%
 ........................................................................................................................
Ratio of net income
to average net assets       1.34%/2/       2.73%   3.12%   3.70%   3.78%   3.72%   4.37%   4.63%   5.08%   5.76%   4.86%
 ........................................................................................................................
Average commission paid
per share/1/                4.94c          5.00c   5.87c   5.94c   6.27c   7.03c   7.14c   7.17c   7.83c   7.43c   7.20c
 ........................................................................................................................
Portfolio turnover
rate                       21.38%/2/      50.69%  38.73%  24.04%  25.58%  29.70%  20.35%  34.43%  20.75%  19.70%  33.48%
-------------------------------------------------------------------------------------------------------------------------

* All per share data reflects the 100-for-1 stock split for Endowments, Inc. effected on February 16, 1988.
/1/ Brokerage commissions paid on portfolio transactions increases the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commission), such as fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.
/2/ Based on operations for the period shown and, accordingly, not representive of a full year's operations.
/3/ Had Capital Research and Management Company not waived management services fees, the fund's expense ratio would have been 0.42% for the six months ended January 31, 1998.

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                                                      ENDOWMENTS / PROSPECTUS  5
--------------------------------------------------------------------------------

                      BOND PORTFOLIO FOR ENDOWMENTS, INC.

SELECTED PER-SHARE DATA*

                           SIX
                         MONTHS
                          ENDED                                   YEARS ENDED JULY 31
                         .....                                    ...................
                         1/31/98           1997       1996       1995    1994     1993    1992    1991    1990    1989    1988
                         -----------------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $17.17         $16.63     $16.82     $16.86  $19.66   $19.44  $17.76  $17.50  $17.83  $17.10  $17.62
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income        .59           1.21       1.22       1.26    1.32     1.49    1.47    1.49    1.61    1.60    1.51
 ...............................................................................................................................
Net realized and
unrealized gain (loss)
on investments               .03            .52       (.19)       .01   (1.51)     .64    1.70     .28    (.46)    .61    (.09)
 ...............................................................................................................................
Total income from
investment operations        .62           1.73       1.03       1.27    (.19)    2.13    3.17    1.77    1.15    2.21    1.42
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income           (.64)         (1.19)     (1.22)     (1.24)  (1.35)   (1.48)  (1.49)  (1.51)  (1.48)  (1.48)  (1.40)
 ...............................................................................................................................
Distributions from net
realized gains                --             --         --       (.07)  (1.26)    (.43)     --      --      --      --    (.54)
 ...............................................................................................................................
Total distributions         (.64)         (1.19)     (1.22)     (1.31)  (2.61)   (1.91)  (1.49)  (1.51)  (1.48)  (1.48)  (1.94)
 ...............................................................................................................................
Net asset value,
end of year               $17.15         $17.17     $16.63     $16.82  $16.86   $19.66  $19.44  $17.76  $17.50  $17.83  $17.10
-------------------------------------------------------------------------------------------------------------------------------
Total return                3.72%/2/      10.83%      6.25%      7.97%  (1.44)%  11.74%  18.69%  10.78%   6.86%  13.68%   8.62%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(in millions)                $30            $33        $41        $44     $46      $67     $65     $46     $39     $40     $33
 ...............................................................................................................................
Ratio of expenses to
average net assets           .38%/1/,/2/    .75%/1/    .75%/1/    .76%    .77%     .65%    .68%    .68%    .69%    .70%    .64%
 ...............................................................................................................................
Ratio of net income
to average net assets       3.41%/2/       7.04%      7.17%      7.52%   6.99%    7.69%   8.04%   8.76%   9.25%   9.28%   8.69%
 ...............................................................................................................................
Portfolio turnover
rate                       19.89%/2/      22.18%     54.43%     69.22%  82.12%   35.97%  63.30%  54.86%  42.90%  64.21% 128.52%
-------------------------------------------------------------------------------------------------------------------------------

* All per share data reflects the 50-for-1 stock split for Bond Portfolio for Endowments, Inc. effected on February 16, 1988.
/1/ Had Capital Research and Management Company not waived management services fees, the fund's ratios would have been 0.51%, 0.85% and 0.80% for the six months ended January 31, 1998 and the fiscal years ended 1997 and 1996, respectively.
/2/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

Growth and Income Portfolio's primary investment objective is long-term growth of principal, with income and preservation of capital as secondary objectives.

The fund will normally invest primarily in common stocks or securities convertible into common stock, including those issued by real estate investment trusts. Emphasis will be given to stocks of companies which have favorable prospects for long-term growth of both capital and income. The fund may also purchase preferred stocks and straight corporate debt securities that are rated in

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6  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------
the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's, or unrated but determined to be of equivalent quality by Capital Research and Management Company, the funds' investment adviser. In addition, cash and cash equivalents and U.S. Government securities may also be held. The fund may from time to time invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the U.S. The fund will normally diversify its investments among different industries although the degree of diversification will vary from time to time in accordance with the judgment of management.

Bond Portfolio's investment objective is to seek as high a level of current income as is consistent with the preservation of capital.

The fund invests primarily in fixed-income securities, including bonds and debentures. These securities will be investment grade, which are rated in the top four quality categories (those rated Baa or above by Moody's or BBB or above by S&P) or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. Securities rated Baa or BBB are considered investment grade but may have speculative characteristics.

Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.) The fund may also invest up to 10% of its assets in obligations of corporations or government entities outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, U.S. dollar-denominated and meet the quality standards set forth above. In addition, the fund may invest in notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation.

The fixed-income securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets. The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income. In addition, the fund may hold cash or cash equivalents.

                             *        *         *

As the majority of the funds' shareholders are non-profit institutions, investments will be made consonant with the standards generally considered prudent by fiduciaries and trustees of such institutions.

--------------------------------------------------------------------------------
                                                      ENDOWMENTS / PROSPECTUS  7
--------------------------------------------------------------------------------

MORE INFORMATION ON THE FUNDS' INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS ARE CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the funds' net assets unless otherwise indicated. The funds' fundamental investment restrictions (described in the statement of additional information) and their investment objectives may not be changed without shareholder approval.

THE FUNDS MAY NOT ACHIEVE THEIR INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUNDS MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

PERTAINS TO GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO:<

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

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8  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

OTHER SECURITIES

The funds may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

The funds may invest in securities guaranteed by the U.S. Government including
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

RESTRICTED AND ILLIQUID SECURITIES

The funds may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the funds' board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.

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                                                      ENDOWMENTS / PROSPECTUS  9
--------------------------------------------------------------------------------

INVESTING IN VARIOUS COUNTRIES

Investing outside the U.S. involves special risks caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the funds' investment activities outside the U.S. The Growth and Income Portfolio can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the Growth and Income Portfolio may bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs for either fund may be associated with the maintenance of assets in certain jurisdictions.

PERTAINS TO GROWTH AND INCOME PORTFOLIO:

EQUITY SECURITIES

The fund will ordinarily invest in equity securities, which represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

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10  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

PERTAINS TO BOND PORTFOLIO:

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. Government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. Government agencies is guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. Government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

--------------------------------------------------------------------------------
                                                     ENDOWMENTS / PROSPECTUS  11
--------------------------------------------------------------------------------

"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. In addition, the fund may also enter into reverse repurchase agreements, which are the sale of a security by the fund and its agreement to repurchase the security at a specified time and price at a later date.

The fund may also enter into "roll" transactions which are the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

--------------------------------------------------------------------------------
12  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

 <
REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under a repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system a fund's portfolio is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Growth and Income Portfolio and Bond Portfolio are listed on next page.

--------------------------------------------------------------------------------
                                                     ENDOWMENTS / PROSPECTUS  13
--------------------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO

================================================================================
                                                            YEARS OF EXPERIENCE
                                                                    AS
                                                                INVESTMENT
                                                               PROFESSIONAL
                                                               (APPROXIMATE)
                                                           ....................
                                   YEARS OF EXPERIENCE     WITH CAPITAL
  PORTFOLIO                      AS PORTFOLIO COUNSELOR    RESEARCH AND
  COUNSELORS                   (AND RESEARCH PROFESSIONAL,  MANAGEMENT
  FOR GROWTH                       IF APPLICABLE) FOR       COMPANY OR
  AND INCOME       PRIMARY     GROWTH AND INCOME PORTFOLIO     ITS       TOTAL
  PORTFOLIO       TITLE(S)           (APPROXIMATE)          AFFILIATES   YEARS
--------------------------------------------------------------------------------
ROBERT G.      Senior Vice           8 years (in            23 years    26 years
O'DONNELL      President.            addition to 18
               Senior Vice           years as a
               President and         research
               Director,             professional
               Capital               prior to
               Research and          becoming a
               Management            portfolio
               Company               counselor for
                                     the fund).
--------------------------------------------------------------------------------
CLAUDIA P.     Vice President        2 years (in            21 years    23 years
HUNTINGTON     (Growth and           addition to 20
               Income                years as a
               Portfolio).           research
               Senior Vice           professional
               President,            prior to
               Capital               becoming a
               Research and          portfolio
               Management            counselor for
               Company               the fund).
================================================================================
        <

BOND PORTFOLIO

================================================================================
                                                      YEARS OF EXPERIENCE AS
                                                            INVESTMENT
                                                           PROFESSIONAL
                                                          (APPROXIMATE)
                                                      .........................
                                        YEARS OF
                                       EXPERIENCE     WITH CAPITAL
                                      AS PORTFOLIO    RESEARCH AND
   PORTFOLIO                           COUNSELOR       MANAGEMENT
   COUNSELORS                           FOR BOND       COMPANY OR
      FOR              PRIMARY         PORTFOLIO          ITS         TOTAL
 BOND PORTFOLIO       TITLE(S)       (APPROXIMATE)     AFFILIATES     YEARS
-------------------------------------------------------------------------------
 ABNER D.          Senior Vice      23 years           31 years      46 years
 GOLDSTINE         President.
                   Senior Vice
                   President and
                   Director,
                   Capital
                   Research and
                   Management
                   Company
-------------------------------------------------------------------------------
 JOHN H.           Vice President   10 years           15 years      16 years
 SMET              (Bond
                   Portfolio).
                   Vice
                   President,
                   Capital
                   Research and
                   Management
                   Company
================================================================================

 Capital Research and Management Company has managed the funds' assets since July 26, 1975.

--------------------------------------------------------------------------------
14  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

The funds may compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis.

X TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by a fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by a fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

--------------------------------------------------------------------------------
                                                     ENDOWMENTS / PROSPECTUS  15
--------------------------------------------------------------------------------

                                ENDOWMENTS, INC.
                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED JUNE 30, 1998)

AVERAGE
ANNUAL                                              THE FUND
TOTAL                                                AT NET
RETURNS:                                         ASSET VALUE/1/      S&P 500/2/
--------------------------------------------------------------------------------
One year                                            19.75%             30.09%
 ................................................................................
Five years                                          16.80%             23.03%
 ................................................................................
Ten years                                           14.90%             18.52%
 ................................................................................
Lifetime/3/                                         15.23%             16.03%

--------------------------------------------------------------------------------
Yield/1/: 2.64%
Distribution Rate: 1.97%<

                      BOND PORTFOLIO FOR ENDOWMENTS, INC.
                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED JUNE 30, 1998)

AVERAGE
ANNUAL                                         THE FUND            LEHMAN
TOTAL                                           AT NET            AGGREGATE
RETURNS:                                    ASSET VALUE/1/      BOND INDEX/4/
--------------------------------------------------------------------------------
One year                                         8.99%            10.54%
 ................................................................................
Five years                                       6.13%             6.88%
 ................................................................................
Ten years                                        9.05%             9.07%
 ................................................................................
Lifetime/3/                                      9.73%             9.77%/5/

--------------------------------------------------------------------------------
Yield/1/: 5.63%
Distribution Rate: 7.17%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/ For the period beginning July 26, 1975 (when Capital Research and Management Company became the investment adviser of the funds' assets).
/4/ Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/ Lehman/Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indices are based on July 31, 1975 index value.

--------------------------------------------------------------------------------
16  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

Here are the fund's annual total returns. This information is being supplied on a calendar year basis for comparative purposes.

--------------------------------------------------------------------------------
                             [CHART APPEARS HERE]

                               ENDOWMENTS, INC.

88     89      90      91      92      93      94      95      96      97
--     --      --      --      --      --      --      --      --      --
 13.37  25.4    0.42    22.57   9.56    9.56    1.54    28.31   17.43   28.81
-----------------------------------------------------------------------------
         <

--------------------------------------------------------------------------------
                             [CHART APPEARS HERE]

                      BOND PORTFOLIO FOR ENDOWMENTS, INC.

88     89      90      91      92      93      94      95      96      97
--     --      --      --      --      --      --      --      --      --
 9.18   12.56   6.04    20.32   9.4     12.23   -4.31   15.99   3.98    8.72
----------------------------------------------------------------------------
         <

Past results are not an indication of future results and may reflect a fee waiver.

--------------------------------------------------------------------------------
                                                     ENDOWMENTS / PROSPECTUS  17
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The funds usually pay dividends, which may fluctuate, in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the Trust qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Trust itself (and hence the funds) is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes.

This is a brief summary of some of the tax laws that affect your investment in the funds. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
18  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF ENDOWMENTS

TRUST ORGANIZATION AND VOTING RIGHTS

Endowments, Inc., the predecessor to the Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to the Bond Portfolio, was organized as a Delaware corporation in 1970. Each fund is now a separate series of a Delaware business trust which is a registered, open-end, diversified management investment company. The Trust was organized on May 14, 1998. All fund operations are supervised by the Trust's board of trustees who meet periodically and perform duties required by applicable state and federal laws. The funds do not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote.
<
As of June 30, 1998, the following shareholders owned 5% or more of the funds' outstanding shares:

Endowments, Inc. -- California Institute of the Arts (24700 McBean Parkway, Valencia, CA 91355) (398,897 shares, 14.55%); Citizens' Scholarship Foundation of America (1505 Riverview Road, P.O. Box 297, St. Peter, MN 56082)
(212,369 shares, 7.74%); DeKalb County Community Foundation (2225 Gateway Drive, Sycamore, IL 60178) (150,307 shares, 5.48%); Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, IL 60611) (158,100 shares, 5.77%); and Loyola Marymount University (7900 Loyola Boulevard, Los Angeles, CA 90045) (156,660 shares, 5.71%).

Bond Portfolio for Endowments, Inc. -- California Institute for the Arts
(24700 McBean Parkway, Valencia, CA 91355) (514,168 shares, 30.17%); Citizens' Scholarship of America (1505 Riverview Road, P.O. Box 297, St. Peter, MN 56082) (151,872 shares, 8.91%); Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, IL 60611) (91,828 shares, 5.39%); and Hudson Institute, 5395 Emerson Way, (P.O. Box 26919, Indianapolis, IN 46226) (142,565 shares, 8.37%). As California Institute of the Arts owns in excess of 25% of the voting shares of the fund, it is, pursuant to the Investment Company Act of 1940, presumed to be a controlling person of the fund.

Shareholder inquiries may be made in writing to Endowments, One Market, Steuart Tower, Suite 1800, P.O. Box 7650, San Francisco, CA 94120 or by calling 415/393-7105.

--------------------------------------------------------------------------------
                                                     ENDOWMENTS / PROSPECTUS  19
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, has managed the funds' assets since July 25, 1975 and is the investment adviser to other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The management fee paid by the funds to Capital Research and Management Company may not exceed 0.50% of each fund's average net assets annually and declines at certain asset levels. The total management fees paid by each fund, as a percentage of average net assets, for the previous fiscal year are discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the funds' code of ethics.

PORTFOLIO TRANSACTIONS

Orders for the funds' portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have provided investment research, statistical, and other related services for the benefit of the funds and/or other funds served by Capital Research and Management Company.

TRANSFER AGENT

American Funds Service Company serves as the transfer agent for the funds and performs shareholder service functions. An agent of American Funds Service Company who performs transfer agent services for the funds is located at One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105.

--------------------------------------------------------------------------------
20  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

The funds offer you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice.
--------------------------------------------------------------------------------
PURCHASING SHARES

Shares of the funds may be purchased directly from the funds only by (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The minimum initial purchase is $50,000 for either fund; there is no minimum on subsequent investments. The minimum initial investment may be reduced by the board of trustees for investments which meet certain standards. Any shareholder which no longer fulfills the characteristics described above must transfer its shares to an eligible entity or, at the shareholder's option, sell its shares at net asset value.

The purchase of shares may be paid in cash or in a like value of acceptable securities, said securities to be valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of Shares -- Price of Shares." Acceptable securities shall be those securities deemed acceptable by Capital Research and Management Company; that is, those securities which management deems to be consistent with the investment objectives and policies of the funds.

Various services are available as described below:

X  Automatic Reinvestment

   Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise. You also may elect to have dividends and/or capital gain distributions paid in cash.

X  Right of Accumulation

   You may take into account the current value of your existing holdings in the Growth and Income Portfolio and the Bond Portfolio, as well as your holdings in The American Funds Group, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity.

--------------------------------------------------------------------------------
                                                     ENDOWMENTS / PROSPECTUS  21
--------------------------------------------------------------------------------

X Exchange Feature

  As a shareholder of the Growth and Income Portfolio or the Bond Portfolio, you may exchange all or part of your shares at net asset value for shares of the other, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of the Growth and Income Portfolio and/or the Bond Portfolio. The Cash Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.

  This exchange may or may not have potential tax consequences for the shareholder. Shareholders should consult their tax or financial advisers before exchanging their shares under this option.

X Automatic Withdrawals

  Shareholders may authorize automatic withdrawals from their accounts. All shares owned or purchased by a shareholder will be credited to the shareholder's withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete a shareholder's invested capital. Withdrawal payments, therefore, should not be considered as a yield or income on the investment.

X Account Statements

  A shareholder account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

SHARE PRICE

Each fund's share price, also called net asset value, is determined as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. Each fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the net asset value next determined after your investment is received and accepted.

--------------------------------------------------------------------------------
22  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------

SELLING SHARES

Shares are credited to your account and shares of the funds are redeemable through the funds at net asset value. Shareholders may sell (redeem) their shares, by tendering a request in proper form, at the offices of the funds, P.O. Box 7650, One Market, Steuart Tower (Suite 1800), San Francisco, California 94120. Proper tender of shares requires a written request for redemption. Requests to sell must be signed and the authorized signature(s) of the shareholder guaranteed by an "eligible guarantor" which includes a bank or savings and loan association that is federally insured or a member firm of the National Association of Securities Dealers, Inc. Notarization by a notary public is not an acceptable signature guarantee.

The funds do not have dealer agreements and do not accept redemption orders from broker-dealers. The price you receive for the shares you sell is the net asset value next determined after your order and all required documents are received. (See "Purchasing Shares -- Share Price.") Because the funds' net asset values fluctuate, reflecting the market value of the funds' portfolios, the amount a shareholder receives for shares sold may be more or less than the amount paid for them.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the funds and its shareholders. However, the funds understand that their key service providers --
  including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the companies in which the funds invest. For example, companies may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The funds and their investment adviser will continue to monitor developments relating to this issue.

--------------------------------------------------------------------------------
                                                     ENDOWMENTS / PROSPECTUS  23
--------------------------------------------------------------------------------

================================================================================
                            OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL                         STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS                     INFORMATION (SAI)


 Includes financial                         Contains more detailed
 statements, detailed                       information on all aspects
 performance information,                   of the funds, including the
 portfolio holdings, a                      funds' financial statements.
 statement from portfolio
 management and the
 independent auditor's
 report.

                                            A current SAI has been filed
 CODE OF ETHICS                             with the Securities and
                                            Exchange Commission ("SEC").
 Includes a description of                  It is incorporated by
 the funds' personal                        reference into this
 investing policy.                          prospectus and is available
                                            along with other related
                                            materials on the SEC's
                                            Internet Web site at
                                            http://www.sec.gov.


 To request a free copy of any of the documents above:

 Write to the Secretary
 of the funds
 P.O. Box 7650
 San Francisco, CA 94120
================================================================================

This prospectus has been printed on recycled paper.              [RECLYCLE LOGO]

--------------------------------------------------------------------------------
24  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------





                                   ENDOWMENTS
                                     Part B
                      Statement of Additional Information
                                 August 1, 1998

 Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").

 This document is not a prospectus but should be read in conjunction with the current Prospectus of Endowments dated August 1, 1998. The Prospectus may be obtained by writing to the funds' at the following address:


                                   ENDOWMENTS
                             ATTENTION:  SECRETARY
                                   ONE MARKET
                            STEUART TOWER, SUITE 1800
                                   P.O. BOX 7650
                          SAN FRANCISCO, CALIFORNIA 94120
                           TELEPHONE:  (415) 421-9360
                                 Table of Contents
     Item                                                              Page No.


ABOUT ENDOWMENTS                                                        1
DESCRIPTION OF CERTAIN SECURITIES                                       2
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                        6
MANAGEMENT OF THE TRUST                                                 7
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                              11
PURCHASE OF SHARES                                                      15
EXECUTION OF PORTFOLIO TRANSACTIONS                                     16
REDEMPTION OF SHARES                                                    17
GENERAL INFORMATION                                                     17
INVESTMENT RESULTS                                                      18
 FINANCIAL STATEMENTS                                             ATTACHED


                                ABOUT ENDOWMENTS

 Endowments is a business trust organized under the laws of the state of Delaware on May 14, 1998 with two separate series, Growth and Income Portfolio and Bond Portfolio. Growth and Income Portfolio was formerly known as Endowments, Inc. and was organized as a Delaware corporation. Bond Portfolio was formerly known as Bond Portfolio for Endowments, Inc. and was organized as a separate Delaware corporation. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as separate series of Endowments on July 31, 1998 with all of the assets of each predecessor fund transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial information appearing in the prospectus and statement of additional information reflects the operations of these predecessor entities.

                       DESCRIPTION OF CERTAIN SECURITIES

BOND PORTFOLIO

 DEBT SECURITIES - The fund has no current intention (at least during the next 12 months) of investing in securities rated BB or below by Standard & Poor's ("S&P") and Ba or below by Moody's Investors Service, Inc. ("Moody's") (commonly known as "junk" bonds) or unrated but determined to be of equivalent quality by Capital Research and Management Company ("CRMC"). The fund is not normally required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security). The fund, however, has no current intention of holding more than 5% of its net assets in junk bonds. Junk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly. It may be more difficult to dispose of or to determine the value of junk bonds.

 MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

 FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate
in further gains or losses with respect to such securities.   If the other
party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

 REVERSE REPURCHASE AGREEMENTS - This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will identify liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, reverse repurchase agreements may be considered borrowings by the fund. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

 WARRANTS AND RIGHTS - The fund may only acquire warrants or rights that are issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a stated amount of common stock or additional bonds to be exercised at a specified price. At the time the warrant is issued, the exercise price is usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also acquire rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

 INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

 Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

GROWTH AND INCOME PORTFOLIO

 REPURCHASE AGREEMENTS - Although the fund has no current intention in doing so, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under a repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

 CURRENCY TRANSACTIONS - Although the fund has no current intention to do so, the fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

 REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The return on REITs is dependent on such factors as the skill of management and the real estate environment in general. In addition, the risks associated with REIT debt and equity instruments, are similar to the risks of investing in corporate-issued debt and common stocks, respectively. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.

GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO

 BOND RATINGS - Growth and Income Portfolio may invest in debt securities which are rated in the top three quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least A by Standard & Poor's or Moody's Investors Service, Inc. Bond Portfolio invests in bonds and debentures (including straight debt securities), which are rated in the top four quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company). The top four rating categories for Standard & Poor's and Moody's are described below:

 Standard & Poor's:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher categories."

"Debt rated $BBB' has an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

 Moody's Investors Service, Inc.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds rated Baa are judged to be medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

 CASH AND CASH EQUIVALENTS - Each fund may invest in cash or cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) , (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

 PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. Management's appraisal of changing economic conditions and trends may cause a change in emphasis within the portfolio, both among individual securities and among various types of fixed-income securities in order to achieve the objectives of the funds. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The funds do not anticipate that their portfolio turnovers will exceed 100% annually. A fund's portfolio turnover rate would equal 100% if each security in either fund's portfolio were replaced once per year.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The Trust has adopted certain fundamental policies and investment restrictions for the funds which cannot be changed without shareholder approval. The funds' investment objectives described in the Prospectus and the following fundamental investment restrictions require shareholder approval to be changed. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.) Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the funds' net assets unless otherwise indicated. The following are the funds' fundamental investment restrictions:

 1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

 2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

 3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

 4. A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

 6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

 7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  The following investment policies of the funds and all other policies described in the funds' prospectus and this statement of additional information are considered non-fundamental and may be changed at any time with the approval of the Trust's board of trustees. The following nonfundamental policies apply to both funds:

 1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts, calls or hedges.

3. The funds may not invest in securities of other investments companies, except as permitted by the Investment Company Act of 1940, as amended.

The following non-fundamental policy applies to Growth and Income Portfolio only:

1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.
The following non-fundamental policy applies to Bond Portfolio only:

1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

  Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the Trust's board of trustees.

                            MANAGEMENT OF THE TRUST

 The Trust is managed by its board of trustees. The Trustees and officers of the Trust are listed below.


                            Trustees and Officers
         (with their principal occupations for the past five years#)


                                    TRUSTEES

 ROBERT B. EGELSTON*, 333 South Hope Street, Los Angeles, CA 90071, Age: 67. Chairman of the Board. Senior Partner, The Capital Group Partners L.P.; former Chairman of the Board, The Capital Group Companies, Inc.

 FRANK L. ELLSWORTH*, 333 South Hope Street, Los Angeles, CA 90071, Age: 55. President and Trustee. Vice President, Capital Research and Management Company; former President, Independent Colleges of Southern California.

 STEVEN D. LAVINE, 24700 McBean Parkway, Valencia, CA 91355, Age: 51. Trustee. President, California Institute of the Arts.

 PATRICIA A. McBRIDE, 4933 Mangold Circle, Dallas, TX 75229, Age: 55. Trustee. Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.

 GAIL L. NEALE, 154 Prospect Parkway, Burlington, VT 05401, Age: 63. Trustee. President, The Lovejoy Consulting Group, Inc.

 CHARLES R. REDMOND, Times Mirror Square, Los Angeles, CA 90053, Age: 71. Trustee. Former Chairman, Pfaffinger Foundation and former President and Chief Executive Officer, Times Mirror Foundation.

 THOMAS E. TERRY*, 333 South Hope Street, Los Angeles, CA 90071, Age: 60. Trustee. Consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994).

 ROBERT C. ZIEBARTH, P.O. Box 2156, Ketchum, ID 83340, Age: 61. Trustee. Management Consultant, Ziebarth Company.

 All of the officers listed are officers or employees of the investment adviser or affiliated companies. The Trust does not pay any salaries or fees to its trustees or officers. However, the Trust reimburses certain expenses of the trustees who are not affiliated with the investment adviser.


                                    OFFICERS

NAME AND ADDRESS                       AGE     POSITION(S) HELD          PRINCIPAL OCCUPATION(S) DURING
                                               WITH REGISTRANT           PAST 5 YEARS#

Robert G. O'Donnell                    54      Senior Vice               Senior Vice President and
P.O. Box 7650                                  President                 Director, Capital Research and
San Francisco, CA 94120                                                  Management Company

Abner D. Goldstine                     68      Senior Vice               Senior Vice President and
11100 Santa Monica Blvd.                       President                 Director, Capital Research and
Los Angeles, CA 90025                                                    Management Company

Claudia P. Huntington                  46      Vice President            Vice President, Capital
333 South Hope Street                          (Growth and Income        Research and Management Company
Los Angeles, CA 90071                          Portfolio)

John H. Smet                           41      Vice President            Vice President, Capital
11100 Santa Monica Blvd.                       (Bond Portfolio)          Research and Management Company
Los Angeles, CA 90025

Patrick F. Quan                        40      Secretary                 Vice President, Fund Business
P.O. Box 7650                                                            Management Group, Capital
San Francisco, CA 94120                                                  Research and Management Company

Lisa G. Hathaway                       35      Assistant Vice            Assistant Vice President, Fund
333 South Hope Street                          President                 Business Management Group,
Los Angeles, CA 90071                                                    Capital Research and Management
                                                                         Company

Mary C. Hall                           40      Treasurer                 Senior Vice President, Fund
135 South State College Blvd.                                            Business Management Group,
Brea, CA 92821                                                           Capital Research and Management
                                                                         Company

Robert P. Simmer                       37      Assistant Treasurer       Vice President, Fund Business
5300 Robin Hood Road                                                     Management Group, Capital
Norfolk, VA 23513                                                        Research and Management Company


_________________

# Positions within the organizations listed may have changed during this period.

  * An "interested person" of the funds within the meaning of the Investment Company Act of 1940 the basis of his affiliation with Capital Research and Management Company, the funds' investment adviser.

 All of the officers listed are officers or employees of Capital Research and Management Company or affiliated companies.

 All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions as indicated: Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, KCRW-FM National Public Radio, The Music Center Operating Company, The Music Center of Los Angeles County; Patricia A. McBride
- Commemara Conservancy Foundation, Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Dallas Women's Foundation, Girl Scout Council, Inc., Eugene and Margaret McDermott Art Fund, St. Mark's School of Texas, Southwest Museum of Science and Technology; Gail L. Neale - The Flynn Theater, National Advisory Council, Hampshire College, The JL Foundation, Origami Society of America, Shelburne Farms, The Vera Institute of Justice; Thomas E. Terry - Academy of Arts and Sciences, Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Community Foundation, Madison Opera, Inc., National Football Scholarship Foundation, Tin Chimneys Foundation, University of Wisconsin; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, Immaculate Heart High School, Loyola Marymount University, Los Angeles Urban League, The Music Center of Los Angeles County, A Noise Within, Pasadena Playhouse, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.

 INVESTMENT ADVISER - Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. Capital Research and Management Company's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. Capital Research and Management Company believes that it is able to attract and retain quality personnel.

 An affiliate of Capital Research and Management Company compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 Capital Research and Management Company is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the Trust, on behalf of Growth and Income Portfolio and Bond Portfolio, and Capital Research and Management Company, dated July 31, 1998, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the board of trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreements also provide that either party has the right to terminate them without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminates in the event of their assignment (as defined in said Act). The Agreements are identical except for conforming changes as the Investment Advisory and Service Agreements entered into by the funds in 1975 before their reorganization as separate series of a Delaware business trust.

 Capital Research and Management Company, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the funds. The Trust pays all expenses not specifically assumed by Capital Research and Management Company, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; expenses paid to Trustees unaffiliated with Capital Research and Management Company; association dues; and costs of stationery and forms prepared exclusively for the funds.

 Capital Research and Management Company receives a management fee at the annual rates of 1/2 of 1% of each fund's net assets up to $150,000,000 and 4/10 of 1% of such assets over $150,000,000.

 The Agreements provide for an advisory fee reduction to the extent that a fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses.

 During the years ended July 31, 1997, 1996 and 1995, Capital Research and Management Company received from Endowments, Inc. advisory fees of $276,008, $300,818, and $273,381, and from Bond Portfolio for Endowments, Inc. advisory fees of $177,223, $214,202, and $223,573, respectively.

                  DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 Set forth below is a discussion of certain U.S. federal income tax issues concerning the funds and the purchase, ownership, and disposition of the funds' shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the funds' shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

 The Trust (including each fund) intends each year to qualify and elect to be treated as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. Under Subchapter M, if the Trust distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify as a "regulated investment company," a fund must (a) in each taxable year, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The funds intend to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The funds also intend to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of a fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The funds may be required to pay withholding and other taxes imposed by foreign countries which would reduce a fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

 The funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the funds receive a so-called "excess distribution" with respect to PFIC stock, the funds itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the funds to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the funds held the PFIC shares. The funds will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

 The funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

 Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the funds from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

 If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

 Certain debt securities acquired by a fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

 Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a fund at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

 Transactions in options, futures and forward contracts undertaken by a fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund, and losses realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

 Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

 Recently enacted rules may affect the timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

 Gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as "section 988" gains or losses, increase or decrease the amount of the fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her fund shares.

 The foregoing is limited to a summary of federal income taxation and should not be viewed as a comprehensive discussion of all tax considerations relevant to investors. Dividends and capital gain distributions may also be subject to state, foreign or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

 The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

 PRICE OF SHARES - The price you pay for shares is the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the funds' share prices would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.
Such net asset value is effective for orders to purchase shares of the funds received by the funds before the close of trading on the New York Stock Exchange; orders received after the close of trading will be entered at the net asset value as computed as of the close of trading of the New York Stock Exchange on the next business day. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by Capital Research and Management Company to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where Capital Research and Management Company deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the funds' portfolio securities transactions are placed by the investment adviser. The investment adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the investment adviser or has sold shares of other funds served by the investment adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the investment adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1997, 1996 and 1995, amounted to $61,000, $52,000, and $38,000 for Endowments, Inc. There are no brokerage commissions paid on portfolio transactions for Bond Portfolio for Endowments, Inc.

BOND PORTFOLIO FOR ENDOWMENTS, INC.

 The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the fiscal year ended July 31, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc. was among the top 10 dealers that acted as principals in portfolio transactions. The fund held debt securities issued by Merrill Lynch in the amount of $376,000 as July 31, 1997.

                              REDEMPTION OF SHARES

 For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

 Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the board of trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the Trust's independent auditors, providing audit services, preparing tax returns and reviewing certain documents of the Trust to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Annual and Semi-Annual Reports have been so included in reliance on the reports of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

 COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, CA 90071, has passed upon the legality of the shares offered hereby.

 REPORTS TO SHAREHOLDERS - The Trust's fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information audited by the funds' independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the board of trustees of the Trust.

 The financial statements including the investment portfolios and the Reports of Independent Auditors contained in the Annual Report as of July 31, 1997 and Semi-Annual Report as of January 31, 1998 are included in this statement of additional information.

 YEAR 2000 - The funds and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The funds understand that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the funds' investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the funds invest could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a trustee of publicly traded companies; and disclosure of personal securities transactions.

 REMOVAL OF TRUSTEES BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust.

                               INVESTMENT RESULTS

 Endowments, Inc.'s yield was 2.51% and Bond Portfolio for Endowments, Inc.'s yield was 5.96% based on a 30-day (or one month) period ended July 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period. (Endowments, Inc. and Bond Portfolio for Endowments, Inc. do not have a sales charge.)

 Endowments, Inc.'s average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +38.40%, +16.01% and +13.35%, respectively. Bond Portfolio for Endowments, Inc.'s average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +10.83%, +6.96% and +9.28%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the board of trustees; and (2) a complete redemption at the end of any period illustrated.

 The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset
value and the capital gains paid over the last 12 months.   The distribution
rate may differ from the yield.

 The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index and the Lipper Growth & Income Fund Index for Endowments, Inc. and the Lehman Aggregate Bond Index for Bond Portfolio for Endowments, Inc.) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The funds may refer to results compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services, and Morningstar, Inc. and by the U.S. Department of Commerce. Additionally, the funds may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The funds may, from time to time, compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the funds set forth below were calculated as described in the funds' prospectus. The percentage increases shown in the table below or used in published reports of the funds are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.


                 Endowments, Inc. vs. Various Unmanaged Indices

10-Year                 Endowments, Inc.       DJIA/1/        S&P 500/2/     Lipper Growth
8/1 -  7/31                                                                  and Income/3/


1987 - 1997             +251%                  +336%          +303%          +252%
1986 - 1996             +204                   +330           +269           +220
1985 - 1995             +238                   +391           +306           +255
1984 - 1994             +271                   +385           +327           +290
1983 - 1993             +260                   +333           +294           +249
1982 - 1992             +411                   +528           +478           +381
1981 - 1991             +325                   +392           +343           +290
1980 - 1990             +326                   +392           +344           +301
1979 - 1989             +379                   +409           +416           +387
1978 - 1988             +328                   +308           +326           +329
1977 - 1987             +384                   +388           +417           +412
1976 - 1986             +329                   +208           +271           +301
1975 - 1985             +335                   +177           +250           +287
1975# - 1985            +333                   +177           +248           +287

       Bond Portfolio for Endowments, Inc. vs. Various Unmanaged Indices

                                            Lehman               Lipper Average of
10-Year          Bond Portfolio for         Brothers             Corporate A-Rated
8/1 -  7/31      Endowments, Inc.           Aggregate/4/         Debt Funds/5/

1987 - 1997      +143%                      +139%                +135%
1986 - 1996      +129                       +126                 +119
1985 - 1995      +161                       +160                 +148
1984 - 1994      +191                       +193                 +178
1983 - 1993      +219                       +218                 +201
1982 - 1992      +254                       +251                 +232
1981 - 1991      +253                       +269                 +233
1980 - 1990      +204                       +217                 +188
1979 - 1989      +195                       +201                 +184
1978 - 1988      +178                       +178                 +164
1977 - 1987      +157                       +164                 +151
1976 - 1986      +178                       +181                 +168
1975 - 1985      +157                       N/A                  +158
1975# - 1985     +158                       N/A                  N/A

________________
#  From July 26, 1975

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lipper Average of Corporate A-Rated Debt Funds is an average of the cumulative total reinvestment performance of funds that invest at least 65% of assets in corporate debt issues rated "A" or better or government issues.


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had                                                         . . . and had taken
invested $50,000                                                  all dividends and
in Endowments, Inc. this many                                     capital gain
years ago . . .                                                   distributions
                                                                  in shares, your
                                                                  investment would
                                                                  have been worth
                                                                  this much at
                                                                       7/31/97
|                                                                 |
Number                                Periods
of Years                              8/1  - 7/31                 Value

1                                     1996 - 1997
                                                                  $69,199
2                                     1995 - 1997
                                                                  78,344
3                                     1994 - 1997
                                                                  92,894
4                                     1993 - 1997
                                                                  95,467
5                                     1992 - 1997
                                                                  105,060
6                                     1991 - 1997
                                                                  121,600
7                                     1990 - 1997
                                                                  139,878
8                                     1989 - 1997
                                                                  145,650
9                                     1988 - 1997
                                                                  179,471
10                                    1987 - 1997
                                                                  175,330
11                                    1986 - 1997
                                                                  210,593
12                                    1985 - 1997
                                                                  264,439
13                                    1984 - 1997
                                                                  344,935
14                                    1983 - 1997
                                                                  343,762
15                                    1982 - 1997
                                                                  536,330
16                                    1981 - 1997
                                                                  516,604
17                                    1980 - 1997
                                                                  595,306
18                                    1979 - 1997
                                                                  697,857
19                                    1978 - 1997
                                                                  769,045
20                                    1977 - 1997
                                                                  847,981
21                                    1976 - 1997
                                                                  902,945
22                                    1975#- 1997
                                                                  1,146,270

#  From July 26, 1975
           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                                           . . . and had taken
                                                                          all dividends and
If you had                                                                capital gain
invested $50,000                                                          distributions
in Bond Portfolio for Endowments, Inc. this many                                 in shares, your
years ago . . .                                                           investment would
                                                                          have been worth
                                                                          this much at
                                                                               7/31/97
|                                                                         |

Number                                      Periods
of Years                                    8/1  - 7/31                   Value

1                                           1996 - 1997
                                                                          $55,413
2                                           1995 - 1997
                                                                          58,877
3                                           1994 - 1997
                                                                          63,572
4                                           1993 - 1997
                                                                          62,654
5                                           1992 - 1997
                                                                          70,011
6                                           1991 - 1997
                                                                          83,093
7                                           1990 - 1997
                                                                          92,049
8                                           1989 - 1997
                                                                          98,359
9                                           1988 - 1997
                                                                          111,818
10                                          1987 - 1997
                                                                          121,453
11                                          1986 - 1997
                                                                          126,814
12                                          1985 - 1997
                                                                          153,398
13                                          1984 - 1997
                                                                          185,059
14                                          1983 - 1997
                                                                          199,782
15                                          1982 - 1997
                                                                          247,638
16                                          1981 - 1997
                                                                          293,217
17                                          1980 - 1997
                                                                          279,795
18                                          1979 - 1997
                                                                          290,179
19                                          1978 - 1997
                                                                          310,440
20                                          1977 - 1997
                                                                          312,715
21                                          1976 - 1997
                                                                          351,971
22                                          1975#- 1997
                                                                          395,088

#  From July 26, 1975


Illustration of a $50,000 investment in Endowments, Inc. with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1997)

             COST OF SHARES                                       VALUE OF SHARES
Year                                          Total                           From              From
Ended      Annual          Dividends          Investment     From Initial     Capital Gains     Dividends      Total
July 31    Dividends       (cumulative)       Cost           Investment       Reinvested        Reinvested     Value


  1975#    $      0        $      0           $50,000        $49,769          $   0             $     0        $49,770
1976       2,408           2,408              52,408         60,781           0                 2,695          63,476
1977       2,454           4,862              54,862         62,331           0                 5,259          67,590
1978       2,899           7,761              57,761         65,910           0                 8,615          74,525
1979       3,511           11,272             61,272         69,263           0                 12,868         82,131
1980       4,322           15,594             65,594         77,021           0                 19,256         96,277
1981       6,326           21,920             71,920         79,847           4,739             26,356         110,942
1982       7,869           29,789             79,789         64,678           13,443            28,739         106,860
1983       6,722           36,511             86,511         96,477           20,052            50,197         166,726
1984       7,502           44,013             94,013         83,847           31,536            50,774         166,157
1985       9,036           53,049             103,049        95,601           53,303            67,832         216,736
1986       10,623          63,672             113,672        104,971          81,000            86,184         272,155
1987       12,851          76,523             126,523        104,222          123,158           99,505         326,885
1988       15,733          92,256             142,256        88,382           130,787           100,178        319,347
1989       17,918          110,174            160,174        96,368           167,745           129,388        393,501
1990       22,799          132,973            182,973        89,440           178,016           142,283        409,739
1991       21,836          154,809            204,809        94,623           202,831           173,872        471,326
1992       20,318          175,127            225,127        96,580           249,826           199,127        545,533
1993       21,415          196,542            246,542        97,479           279,694           223,176        600,349
1994       22,417          218,959            268,959        90,868           296,050           230,062        616,980
1995       22,961          241,920            291,920        95,522           369,066           266,973        731,561
1996       25,984          267,904            317,904        98,431           428,636           301,171        828,238
1997       25,982          293,886            343,886        119,852          629,560           396,858        1,146,270

# From July 26, 1975


The dollar amount of capital gain distributions during the period was $473,360. Illustration of a $50,000 investment in Bond Portfolio for Endowments, Inc. with dividends reinvested and capital gain distributions taken in shares
(for the period July 26, 1975 through July 31, 1997)




                               COST OF SHARES                 VALUE OF SHARES
Year                                       Total                           From               From
Ended      Annual         Dividends        Investment     From Initial     Capital Gains      Dividends        Total
July 31    Dividends      (cumulative)     Cost           Investment       Reinvested         Reinvested       Value


1975#      $    0         $  0             $50,000        $50,065          $  0               $ 0              $50,064
1976       3,466          3,466            53,466         52,455           0                  3,668            56,123
1977       4,395          7,861            57,861         54,854           0                  8,315            63,169
1978       4,798          12,659           62,659         51,161           0                  12,472           63,633
1979       5,595          18,254           68,254         50,165           0                  17,913           68,078
1980       7,331          25,585           75,585         46,568           0                  24,036           70,604
1981       7,990          33,575           83,575         39,235           0                  28,137           67,372
1982       9,678          43,253           93,253         40,739           0                  39,032           79,771
1983       10,518         53,771           103,771        45,384           0                  53,497           98,881
1984       11,193         64,964           114,964        43,796           0                  62,950           106,746
1985       12,231         77,195           127,195        47,570           0                  81,205           128,775
1986       13,557         90,752           140,752        52,296           0                  103,480          155,776
1987       13,829         104,581          154,581        50,040           0                  112,609          162,649
1988       13,553         118,134          168,134        48,557           5,210              122,900          176,667
1989       15,800         133,934          183,934        50,630           5,433              144,778          200,841
1990       17,213         151,147          201,147        49,693           5,332              159,584          214,609
1991       19,146         170,293          220,293        50,432           5,411              181,896          237,739
1992       20,570         190,863          240,863        55,202           5,923              221,039          282,164
1993       22,376         213,239          263,239        55,827           12,805             246,660          315,292
1994       22,971         236,210          286,210        47,876           29,925             232,942          310,743
1995       23,564         259,774          309,774        47,762           31,232             256,528          335,522
1996       25,003         284,777          334,777        47,223           30,879             278,391          356,493
1997       26,094         310,871          360,871        48,756           31,882             314,450          395,088


# From July 26, 1975

The dollar amount of capital gain distributions during the period was $33,339.

 EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of 133 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JANUARY 31, 1998
                                                                        Percent
                                                                         of Net
INDUSTRY DIVERSIFICATION                                                 Assets
-----------------------------------------------                      ----------
EQUITY SECURITIES
  Utilities: Electric & Gas                                                 9.73
  Health & Personal Care                                                    8.43
  Energy Sources                                                            7.86
  Insurance                                                                 6.35
  Business & Public Services                                                6.31
  Banking                                                                   6.08
  Forest Products & Paper                                                   4.44
  Chemicals                                                                 4.01
  Broadcasting & Publishing                                                 3.33
  Beverages & Tobacco                                                       3.00
  Telecommunications                                                        2.62
  Merchandising                                                             2.24
  Financial Services                                                        2.09
  Real Estate                                                               1.81
  Automobiles                                                               1.69
  Electrical & Electronics                                                  1.46
  Metals: Nonferrous                                                        1.20
  Industrial Components                                                     1.12
  Transportation: Rail & Road                                                .85
  Machinery & Engineering                                                    .75
                                                                     ----------
                                                                           75.37
Equity securities in initial period of acquisition                           .86
Short-Term Securities                                                      22.93
Excess of cash and receivables over payables                                 .84
                                                                     ----------
Net Assets                                                                100.00
                                                                     ==========
                                                                        Percent
                                                                         of Net
TEN LARGEST HOLDINGS                                                     Assets
-----------------------------------------------                      ----------
Duke Energy                                                                 3.16
Atlantic Richfield                                                          3.08
Glaxo Wellcome                                                              3.01
Fulton Financial                                                            2.76
Trenwick Group                                                              2.34
Houston Industries                                                          2.25
Cendant (formerly CUC International)                                        2.24
Ultramar Diamond Shamrock                                                   2.24
Merck                                                                       2.10
Beneficial                                                                  2.09
                                                                     ----------
                                                                           25.27
                                                                     ==========
                                               Shares or                Percent
EQUITY SECURITIES                              PrincipaMarket            Of Net
Common and preferred stocks and convertible debAmount     Value          Assets
-------------------------------------------------------------------- ----------
ENERGY
Energy Sources-7.86%
  Amoco Corp.                                      5000  $   406,875         .91
  Atlantic Richfield Co.                          18500       1375938       3.08
  Kerr-McGee Corp.                                 5000        313125        .70
  Texaco Inc.                                      8000        416500        .93
  Ultramar Diamond Shamrock Corp.                 30000        999375       2.24





Utilities: Electric & Gas-9.73%
  Ameren Corp.                                    10000        366250        .82
  DPL Inc.                                        37500        686719       1.54
  Duke Energy Corp.                               26000       1408875       3.16
  GPU, Inc.                                       20000        786250       1.76
  Southern Electric PLC (United Kingdom)          60000        523309       1.17
  Williams Companies, Inc.                        20000        570000       1.28
                                                       ------------- ----------
                                                              7853216      17.59
                                                       ------------- ----------
MATERIALS
Chemicals-4.01%
  Dow Chemical Co.                                 4000        360000        .81
  Praxair, Inc.                                   15000        621563       1.39
  Witco Corp.                                     20000        810000       1.81
Forest Products & Paper-4.44%
  Georgia-Pacific Corp., Georgia-Pacific Group     5000        275625
  Georgia-Pacific Corp., Timber Group              5000        116250        .88
  Louisiana-Pacific Corp.                         30000        601875       1.35
  Union Camp Corp.                                12000        686250       1.54
  Weyerhaeuser Co.                                 6000        298875        .67
Metals: Nonferrous-1.20%
  Aluminum Co. of America                          7000        534625       1.20
                                                       ------------- ----------
                                                              4305063       9.65
                                                       ------------- ----------
CAPITAL EQUIPMENT
Electrical & Electronics-1.46%
  Nokia Corp., Class A (American Depositary
   Receipts) (Finland)                             4000        304000        .68
  Telefonaktiebolaget LM Ericsson, Class B
   (American Depositary Receipts) (Sweden)         9000        347625        .78
Industrial Components-1.12%
  Genuine Parts Co.                               15000        497813       1.12
Machinery & Engineering-0.75%
  Caterpillar Inc.                                 7000        336000        .75
                                                       ------------- ----------
                                                              1485438       3.33
                                                       ------------- ----------
CONSUMER GOODS
Automobiles-1.69%
  Chrysler Corp.                                  10000        348125        .78
  Ford Motor Co.                                   8000        408000        .91
Beverages & Tobacco-3.00%
  Anheuser-Busch Companies, Inc.                   8000        359500        .81
  Imperial Tobacco Ltd.                           60000        438051        .98
  Philip Morris Companies Inc.                    13000        539500       1.21
Health & Personal Care-8.43%
  Avon Products, Inc.                             15000        900000       2.02
  Glaxo Wellcome PLC (American Depositary
   Receipts) (United Kingdom)                     25000       1345313       3.01
  Merck & Co., Inc.                                8000        938000       2.10
  Schering-Plough Corp.                            8000        579000       1.30
                                                       ------------- ----------
                                                              5855489      13.12
                                                       ------------- ----------
SERVICES
Broadcasting & Publishing-3.33%
  Gannett Co., Inc.                                8000        484000       1.08
  Houston Industries Inc., 7.00% Automatic Common
    Exchange Securities 7/1/00 (1)                17000       1003000       2.25
Business & Public Services-6.31%
  Avery Dennison Corp.                            20000        897500       2.01
  Browning-Ferris Industries, Inc.                10000        345625        .77
  Cendant Corp. (formerly CUC International),
   3.00% convertible debentures 2/15/02 (2)    $800,000       1001000       2.24
  Electronic Data Systems Corp.                   10000        416250        .93
  Waste Management, Inc.                           6596        155006        .36
Merchandising-2.24%
  American Stores Co.                             15000        326250        .73
  J.C. Penney Co., Inc.                           10000        673750       1.51
Telecommunications-2.62%
  Ameritech Corp.                                 20000        858750       1.92
  AT&T Corp.                                       5000        313124        .70
Transportation: Rail & Road-0.85%
  Norfolk Southern Corp.                          12000        378750        .85
                                                       ------------- ----------
                                                              6853005      15.35
                                                       ------------- ----------
FINANCE
Banking-6.08%
  Bank of Tokyo-Mitsubishi, Ltd. (American
   Depositary Receipts) (Japan)                   25000        367188        .82
  First Financial Bancorp.                         5500        269500        .60
  Fulton Financial Corp.                          40770       1233293       2.76
  Huntington Bancshares Inc.                      25190        850162       1.90
Financial Services-2.09%
  Beneficial Corp.                                12000        931500       2.09
Insurance-6.35%
  Aetna Inc.                                       5000        367500        .82
  General Re Corp.                                 2500        520313       1.17
  Liberty Corp.                                   10000        454375       1.02
  Royal & Sun Alliance Insurance Group PLC
   (United Kingdom)                               40000        447034       1.00
  Trenwick Group Inc.                             30000       1042500       2.34
Real Estate-1.81%
  Security Capital Pacific Trust                  34285        807838       1.81
                                                       ------------- ----------
                                                              7291203      16.33
                                                       ------------- ----------
MISCELLANEOUS
Other equity securities in initial period of
 acquisition                                                   384200        .86
                                                       ------------- ----------
TOTAL EQUITY SECURITIES (cost: $27,059,735)                  34027614      76.23
                                                       ------------- ----------


                                               Principal
                                               Amount
SHORT-TERM SECURITIES                          (000)
Corporate Short-Term Notes-22.93%
  A.I. Credit Corp. 5.44% due 2/17/98           $1,000         997431       2.23
  Abbott Laboratories 5.42% due 2/13/98          1,000         998043       2.24
  American Express Credit Corp. 5.47% due 2/20/  1,000         996961       2.23
  BellSouth Telecommunications, Inc. 5.72%
   due 2/3/98                                      400         399809        .90
  General Electric Capital Corp. 5.62% due 2/2/    950         949703       2.13
  H.J. Heinz Co. 5.54% due 2/4/98                1,100        1099323       2.46
  Lucent Technologies Inc. 5.44% due 2/4/98      1,000         999396       2.24
  Monsanto Co. 5.50% due 2/10/98                 1,100        1098319       2.46
  Procter & Gamble Co. 5.42% due 2/24/98         1,100        1096025       2.46
  Sara Lee Corp. 5.48% due 2/10/98               1,000         998478       2.24
  Xerox Corp. 5.44% due 2/13/98                    600         598822       1.34
                                                       ------------  ----------
                                                             10232310      22.93
                                                       ------------  ----------


                                                       -----------   ----------
TOTAL SHORT-TERM SECURITIES (cost: $10,232,310)              10232310      22.93
                                                       ------------  ----------
TOTAL INVESTMENT SECURITIES (cost: $37,292,045)              44259924      99.16
Excess of cash and receivables over payables                   374354        .84
                                                       ------------- ----------
NET ASSETS                                               $44,634,278      100.00
                                                       ============= ==========


(1)Security is convertible into Time Warner shares.
(2)Purchased in a private placement transaction;
   resale may be limited to qualified institutional buyers; resale to the public may require registration.


See Notes to Financial Statements




Equity securities added to the portfolio
since July 31, 1997
--------------------------------------

Aetna
American Stores
Anheuser-Busch Companies
Avery Dennison
Chrysler
First Financial Bancorp.
Fulton Financial
Genuine Parts
Imperial Tobacco
Kerr-McGee
Merck
Norfolk Southern
Praxair
Weyerhaeuser

Equity securities eliminated from the portfolio
since July 31, 1997
--------------------------------------

Alexander & Baldwin
American Home Products
Arthur J. Gallagher & Co.
Cognizant
CoreStates Financial
CSX
General Mills
H.F. Ahmanson & Co.
International Paper
McCormick & Co.
RPM


Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at January 31, 1998
Assets:
Investment securities at market
 (cost: $37,292,045)                              $44,259,924
Cash                                                   64,068
Receivables for-
 Sales of investments                   $639,354
 Sales of fund's shares                   25,500
 Dividends and accrued interest           69,958      734,812
                                      -----------------------
                                                   45,058,804
Liabilities:
Payables for -
 Purchases of investments                384,995
 Management services                      16,220
 Accrued expenses                         23,311      424,526
                                      -----------------------
Net Assets at January 31, 1998 -
 Equivalent to $16.13 per share on
 2,766,536 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--6,000,000 shares)                 $44,634,278
                                                 =============
Statement of Operations
for the six months ended January 31, 1998
Investment Income:
Income:
 Dividends                            $  534,819
 Interest                                269,891     $804,710
                                      ------------
Expenses:
 Management services fee                 118,336
 Custodian fee                             1,098
 Registration statement and prospectus    11,804
 Postage, stationery and supplies          4,262
 Reports to shareholders                  15,471
 Auditing fees                            15,748
 Legal fees                                4,216
 Taxes other than federal income tax      14,832
 Other expenses                           12,973
                                      ------------
  Total expenses before reimbursement    198,740
 Reimbursement of expenses                23,351      175,389
                                      -----------------------
 Net investment income                                629,321
                                                 ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                   5,341,100
Net change in unrealized
 appreciation on investments:
 Beginning of period                  10,415,185
 End of period                         6,967,789
                                      ------------
  Net change in unrealized appreciatio
   investments                                     (3,447,396)
                                                 ------------
 Net realized gain and unrealized
  appreciation on investments                       1,893,704
                                                 ------------
Net Increase in Net Assets Resulting
 from Operations                                  $ 2,523,025
                                                 =============
See Notes to Financial Statements


Statement of Changes in Net Assets
                                      Six months
                                           ended   Year ended
                                         1/31/98      7/31/97
Operations:
Net investment income                 $    629,32$    1,504,30
Net realized gain on investments       5,341,100   14,485,532
Net unrealized appreciation (depreciation)
 on investments                       (3,447,396)   1,781,952
                                      -----------------------
 Net increase in net assets resulting
  from operations                      2,523,025   17,771,788
                                      ------------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income    (543,870)  (1,543,830)
Distributions from net realized
 gain on investments                  (15,332,648  (6,480,136)
                                      ------------------------
 Total dividends and distributions    (15,876,518  (8,023,966)
                                      ------------------------
Capital Share Transactions:
Proceeds from shares sold:
 65,680 and 198,622
 shares, respectively                  1,222,299    3,944,263
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 961,526 and 396,508 shares,
 respectively                         15,336,073    7,514,541
Cost of shares repurchased:
 366,739 and 1,675,374
 shares,  respectively                (6,298,090) (32,784,034)
                                      ------------------------
 Net increase (decrease) in net assets
  resulting from capital share transac10,260,282  (21,325,230)
                                      ------------------------
Total Decrease in Net Assets          (3,093,211) (11,577,408)
Net Assets:
Beginning of period                   47,727,489   59,304,897
                                      ------------------------
End of period (including undistributed
 net investment income:  $203,465 and
 $118,014, respectively)              $44,634,278$ 47,727,489
                                      ========================
See Notes to Financial Statements

ENDOWMENTS, INC.

NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

     ASSETS OR LIABILITIES INITIALLY EXPRESSED IN TERMS OF FOREIGN CURRENCIES ARE TRANSLATED INTO U.S. DOLLARS AT THE PREVAILING MARKET RATES AT THE END OF THE REPORTING PERIOD. PURCHASES AND SALES OF SECURITIES AND INCOME AND EXPENSES ARE TRANSLATED INTO U.S. DOLLARS AT THE PREVAILING MARKET RATES ON THE DATES OF SUCH TRANSACTIONS. THE EFFECTS OF CHANGES IN FOREIGN CURRENCY EXCHANGE RATES ON INVESTMENT SECURITIES ARE INCLUDED WITH THE NET REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENT SECURITIES.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. DISCOUNTS ON SECURITIES PURCHASED ARE AMORTIZED. THE FUND DOES NOT AMORTIZE PREMIUMS ON SECURITIES PURCHASED. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

2. The fund is tax-exempt; therefore, no federal income tax provision is required. However, it is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders.

     As of January 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,967,879, of which $7,312,980 related to appreciated securities and $345,101 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $37,292,045 at January 31, 1998.

3. The fee of $118,336 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. As of January 31, 1998, no such fee reduction was required.

     In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual ordinary operating expenses do not exceed 0.75% of average net assets. Fee reductions were $23,351 for the six months ended January 31, 1998.

     No fees were paid by the fund to its officers and Directors.

4. As of January 31, 1998, accumulated undistributed net realized gain on investments was $2,788,426 and additional paid-in capital was $31,907,762.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $7,972,090 and $15,575,298, respectively, during the six months ended January 31, 1998.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,098 was paid by these credits rather than in cash.



ENDOWMENTS, INC.                                Six months
PER-SHARE DATA AND RATIOS                         ended
                                                1/31/98           Year Ended July 31
                                             -----------      -------------------------------------------------
                                                    1998          1997        1996    1995      1994     1993
                                             -----------      -------------------------------------------------
Net Asset Value, Beginning of Period             $22.66         $18.61     $18.06   $17.18   $18.43   $18.26
                                             -----------      -------------------------------------------------
 Income from Investment Operations:
  Net investment income                             .28            .56        .58      .63      .65      .66
  Net realized and unrealized
   gain (loss) on investments                       .83           6.04       1.73     2.21     (.16)    1.05
                                             -----------      -------------------------------------------------
   Total income from investment operations         1.11           6.60       2.31     2.84      .49     1.71
                                             -----------      -------------------------------------------------
 Less Distributions:
  Dividends from net investment income             (.26)          (.55)      (.61)    (.61)    (.66)    (.69)
  Distributions from net realized gains           (7.38)         (2.00)     (1.15)   (1.35)   (1.08)    (.85)
                                             -----------      -------------------------------------------------
   Total distributions                            (7.64)         (2.55)     (1.76)   (1.96)   (1.74)   (1.54)
                                             -----------      -------------------------------------------------
Net Asset Value, End of Period                   $16.13         $22.66     $18.61   $18.06   $17.18   $18.43
                                             ===========      =================================================
Total Return                                       5.43%  (1)    38.40%     13.22%   18.57%    2.77%   10.05%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)            $45            $48        $59      $57      $53      $72
 Ratio of expenses to average net assets            .38%(1),(2     .74%       .72%     .73%     .73%     .64%
 Ratio of net income to average net assets         1.34%  (1)     2.73%      3.12%    3.70%    3.78%    3.72%
 Average commissions paid per share(3)            4.94c          4.98c      5.87c    5.94c    6.27c    7.03c
 Portfolio turnover rate                          21.38%  (1)    50.69%     38.73%   24.04%   25.58%   29.70%
(1) Based on operations for the period shown and,
    accordingly, not representative of a full
    year's operations.
(2) Had CRMC not waived management services fees,
    the fund's expense ratio would have been 0.42%
    for the six months ended January 31, 1998.
(3) Brokerage commissions paid on portfolio
    transactions increase the cost of securities
    purchased or reduce the proceeds of securities
    sold and are not separately reflected  in the
    fund's statement of operations.
    Shares traded on a principal basis (without
    commissions), such as most over-the-counter
    and fixed-income transactions, are excluded.



Endowments, Inc.
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS held November 20, 1997
Shares outstanding on October 2, 1997 (record date)   2,075,099
Shares voting on November 20, 1997            1,667,900 (80.4%)


ELECTION OF DIRECTORS

                                                 Percent of                        Percent of
                                    Votes        Shares             Votes          Shares
Director                            For          Voting For         Withheld       Withheld
Robert B. Egelston                               1,667,900          100.0%         00.0%
Frank L. Ellsworth                               1,667,900          100.0          00.0
Steven D. Lavine                                 1,667,900          100.0          00.0
Patricia A. McBride                              1,664,277          99.8           3,6230.2
Charles R. Redmond                               1,664,277          99.8           3,6230.2
Thomas E. Terry                                  1,667,900          100.0          00.0
Robert C. Ziebarth                               1,667,900          100.0          00.0

RATIFICATION OF AUDITORS

                                                            Percent of
                               Percent of                   Shares                          Percent of
               Votes           Shares           Votes       Voting                          Shares
               For             Voting For       Against     Against         Abstentions     Abstaining
Deloitte &     1,667,900       100%             0           0%              0               0%
Touche LLP



ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1997
                                                                                             Percent
                                                                                              of Net
INDUSTRY DIVERSIFICATION                                                                      Assets
---------------------------------------------------                                            -----
EQUITY-TYPE SECURITIES
  Utilities: Electric & Gas                                                                     8.40%
  Energy Sources                                                                                 8.12
  Health & Personal Care                                                                         7.01
  Insurance                                                                                      6.92
  Business & Public Services                                                                     6.50
  Chemicals                                                                                      6.07
  Banking                                                                                        6.02
  Forest Products & Paper                                                                        4.61
  Food & Household Products                                                                      4.42
  Metals: Nonferrous                                                                             4.08
  Broadcasting & Publishing                                                                      2.74
  Telecommunications                                                                             2.62
  Merchandising                                                                                  2.45
  Financial Services                                                                             1.82
  Electrical & Electronics                                                                       1.57
  Real Estate                                                                                    1.44
  Transportation: Rail & Road                                                                    1.29
  Beverages & Tobacco                                                                            1.23
  Machinery & Engineering                                                                        1.17
  Automobiles                                                                                     .69
                                                                                               -----
                                                                                                79.17
Equity-type securities in initial period of acquisition                                          4.09
Short-Term Securities                                                                           16.18
Excess of cash and receivables over payables                                                      .56
                                                                                               -----
Net Assets                                                                                    100.00%
                                                                                               =====
                                                                                             Percent
                                                                                              of Net
TEN LARGEST HOLDINGS                                                                          Assets
---------------------------------------------------                                        ---------
Aluminum Co. of America                                                                         4.08%
Atlantic Richfield                                                                               4.08
General Mills                                                                                    3.33
Duke Energy                                                                                      2.97
American Home Products                                                                           2.59
RPM                                                                                              2.56
J.C. Penney                                                                                      2.45
Trenwick                                                                                         2.41
H.F. Ahmanson                                                                                    2.23
Glaxo Wellcome                                                                                   2.23
                                                                                               -----
                                                                                               28.93%
                                                                                               =====
                                                                 Shares or                   Percent
EQUITY-TYPE SECURITIES                                           Principal         Market     Of Net
Common and preferred stocks and convertible debentures              Amount          Value     Assets
---------------------------------------------------              ---------      ---------  ---------
ENERGY
Energy Sources-8.12%
  Amoco Corp.                                                          5000   $   470,000       0.98%
  Atlantic Richfield Co.                                              26000        1945125       4.08
  Texaco Inc.                                                          4000         464250        .97
  Ultramar Diamond Shamrock Corp.                                     30000         997500       2.09


Utilities: Electric & Gas-8.40%
  DPL Inc.                                                            25000         615625       1.29
  Duke Energy Corp.                                                   28000        1419250       2.97
  GPU, Inc.                                                           20000         693750       1.45
  Southern Electric PLC (United Kingdom)                              60000         439982        .92
  Union Electric Co.                                                  10000         385000        .81
  Williams Companies, Inc.                                            10000         457500        .96
                                                                                ---------  ---------
                                                                                   7887982      16.52
                                                                                ---------  ---------
MATERIALS
Chemicals-6.07%
  Dow Chemical Co.                                                     8000         760000       1.59
  RPM, Inc.                                                           60000        1222500       2.56
  Witco Corp.                                                         20000         912500       1.92
Forest Products & Paper-4.61%
  Georgia-Pacific Corp.                                                5000         472188        .99
  International Paper Co.                                              6000         336000        .70
  Louisiana-Pacific Corp.                                             30000         688125       1.44
  Union Camp Corp.                                                    12000         702750       1.48
Metals: Nonferrous-4.08%
  Aluminum Co. of America                                             22000        1947000       4.08
                                                                                ---------  ---------
                                                                                   7041063      14.76
                                                                                ---------  ---------
CAPITAL EQUIPMENT
Electrical & Electronics-1.57%
  Nokia Corp., Class A (American Depositary
   Receipts) (Finland)                                                 4000         342500        .72
  Telefonaktiebolaget LM Ericsson, Class B
   (American Depositary Receipts) (Sweden)                             9000         407250        .85
Machinery & Engineering-1.17%
  Caterpillar Inc.                                                    10000         560000       1.17
                                                                                ---------  ---------
                                                                                   1309750       2.74
                                                                                ---------  ---------
CONSUMER GOODS
Automobiles-0.69%
  Ford Motor Co.                                                       8000         327000        .69
Beverages & Tobacco-1.23%
  Philip Morris Companies Inc.                                        13000         586625       1.23
Food & Household Products-4.42%
  General Mills, Inc.                                                 23000        1589875       3.33
  McCormick & Co.                                                     20000         520000       1.09
Health & Personal Care-7.01%
  American Home Products Corp.                                        15000        1236563       2.59
  Avon Products, Inc.                                                  3900         282994        .59
  Glaxo Wellcome PLC (American Depositary
   Receipts) (United Kingdom)                                         25000        1062500       2.23
  Schering-Plough Corp.                                               14000         763874       1.60
                                                                                ---------  ---------
                                                                                   6369431      13.35
                                                                                ---------  ---------
SERVICES
Broadcasting & Publishing-2.74%
  Gannett Co., Inc.                                                    4000         397250        .83
  Houston Industries Inc., 7.00% Automatic Common
   Exchange Securities 7/1/00 (1) (2)                                 17000         911625       1.91
Business & Public Services-6.50%
  Alexander & Baldwin, Inc.                                           30000         810000       1.70
  Browning-Ferris Industries, Inc.                                    13000         481000       1.01
  Cognizant Corp.                                                      8000         341000        .71
  CUC International Inc., 3.00% convertible
   debentures 2/15/02 (3)                                         $800,000          824000       1.73
  Electronic Data Systems Corp.                                       10000         432500        .91
  Waste Management, Inc.(formerly WMX
   Technologies, Inc.)                                                 6596         211072        .44
Merchandising-2.45%
  J.C. Penney Co., Inc.                                               20000        1170000       2.45

Telecommunications-2.62%
  Ameritech Corp.                                                     12000         809250       1.70
  AT&T Corp.                                                          12000         441750        .92
Transportation: Rail & Road-1.29%
  CSX Corp.                                                           10000         617500       1.29
                                                                                ---------  ---------
                                                                                   7446947      15.60
                                                                                ---------  ---------
FINANCE
Banking-6.02%
  H.F. Ahmanson & Co.                                                 20000        1063750       2.23
  Bank of Tokyo-Mitsubishi, Ltd. (American
   Depositary Receipts) (Japan)                                       25000         473438        .99
  CoreStates Financial Corp.                                          10000         616875       1.29
  Huntington Bancshares Inc.                                          25190         717915       1.51
Financial Services-1.82%
  Beneficial Corp.                                                    12000         870000       1.82
Insurance-6.92%
  Arthur J. Gallagher & Co.                                           15000         543750       1.14
  General Re Corp.                                                     3000         626625       1.31
  Liberty Corp.                                                       10000         447500        .94
  Royal & Sun Alliance Insurance Group PLC
   (United Kingdom)                                                   65000         535295       1.12
  Trenwick Group Inc.                                                 30000        1147500       2.41
Real Estate-1.44%
  Security Capital Pacific Trust                                      30000         686249       1.44
                                                                                ---------  ---------
                                                                                   7728897      16.20
                                                                                ---------  ---------
MISCELLANEOUS
Other equity-type securities in initial period of acquisition                      1953241       4.09
                                                                                ---------  ---------
TOTAL EQUITY-TYPE SECURITIES (cost: $29,322,142)                                  39737311      83.26
                                                                                ---------  ---------


                                                                 Principal
                                                                    Amount
SHORT-TERM SECURITIES                                                (000)
Corporate Short-Term Notes-14.29%
  Associates Corp. of North America 5.85%
   due 8/1/97                                                         $890          889855       1.86
  Bell Atlantic Financial Services, Inc. 5.47%
   due 8/11/97                                                       1,000          998329       2.09
  E.I. du Pont de Nemours and Co. 5.45% due 9/4/97                   1,300         1293112       2.71
  Lucent Technologies Inc. 5.47%-5.50%
   due 8/4-9/11/97                                                   1,000          997947       2.09
  Pitney Bowes Credit Corp. 5.51% due 8/15/97                        1,200         1197245       2.51
  United Parcel Service of America, Inc.5.49%
   due 9/23/97                                                         700          694236       1.46
  Weyerhaeuser Co. 5.53% due 8/7/97                                    750          749192       1.57
                                                                                ---------  ---------
                                                                                   6819916      14.29
                                                                                ---------  ---------
Federal Agency Discount Notes-1.89%
  Federal National Mortgage Assn. 5.45% due 8/26/97                     905       901,454        1.89
                                                                                ---------  ---------
TOTAL SHORT-TERM SECURITIES (cost: $7,721,354)                                     7721370      16.18
                                                                                ---------  ---------
TOTAL INVESTMENT SECURITIES (cost: $37,043,496)                                   47458681      99.44
Excess of cash and receivables over payables                                        268808        .56
                                                                                ---------  ---------
NET ASSETS                                                                    $47,727,489     100.00%
                                                                                =========  =========


(1)Non-income-producing security.
(2) Security is convertible into Time Warner shares.
(3)Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements




Equity-type securities added to the portfolio
since January 31, 1997
--------------------------------------

Avon Products
Bank of Tokyo-Mitsubishi
CSX
CUC International
Electronic Data Systems
Arthur J. Gallagher
Glaxo Wellcome
Houston Industries
Royal & Sun Alliance Insurance
Southern Electric
Texaco
Ultramar Diamond Shamrock
Williams Companies
Witco

Equity-type securities eliminated from the portfolio
since January 31, 1997
--------------------------------------

ACNielsen
American Greetings
Anheuser-Busch
Central Fidelity Banks
Crompton & Knowles
Exxon
International Business Machines
Jefferson BankShares
Merck & Co.
Parker Hannifin
PepsiCo
PG&E
Tambrands
U.S. Bancorp
USLIFE
Volvo
Warner-Lambert

Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1997
Assets:
Investment securities at market
 (cost: $37,043,496)                                               $47,458,681
Cash                                                                    54,940
Receivables for-
 Sales of Investments                                 $191,019
 Dividends and accrued interest                        $68,014         259,033
                                                  ------------    ------------
                                                                    47,772,654
Liabilities:
Payables for -
 Management services                                    21,838
 Accrued expenses                                       23,327          45,165
                                                  ------------    ------------
Net Assets at July 31, 1997 -
 Equivalent to $22.66 per share on
 2,106,069 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--6,000,000 shares)                                  $47,727,489
                                                                 =============
Statement of Operations
for the year ended July 31, 1997
Investment Income:
Income:
 Dividends                                        $  1,257,590
 Interest                                              652,824      $1,910,414
                                                  ------------
Expenses:
 Management services fee                               276,008
 Custodian fee                                           2,768
 Registration statement and prospectus                  14,819
 Reports to shareholders                                10,753
 Auditing fees                                          46,844
 Legal fees                                              4,810
 Taxes other than federal income tax                    30,070
 Other expenses                                         20,038         406,110

 Net investment income                                               1,504,304

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   14,485,532
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                   8,633,233
 End of year                                        10,415,185
                                                  ------------
  Net unrealized appreciation on investments                         1,781,952

 Net realized gain and unrealized
  appreciation on investments                                       16,267,484

Net Increase in Net Assets Resulting
 from Operations                                                  $ 17,771,788

See Notes to Financial Statements


Statement of Changes in Net Assets

                                                    Year ended      Year ended
                                                       7/31/97         7/31/96
Operations:
Net investment income                           $    1,504,304   $   1,871,962
Net realized gain on investments                    14,485,532       6,351,802
Net unrealized appreciation (depreciation)
 on investments                                      1,781,952        (726,814)
                                                  ------------    ------------
 Net increase in net assets resulting
  from operations                                   17,771,788       7,496,950
                                                 -------------   -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                (1,543,830)     (1,975,816)
Distributions from net realized
 gain on investments                                (6,480,136)     (3,710,692)
                                                 -------------   -------------
 Total dividends and distributions                  (8,023,966)     (5,686,508)
                                                 -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 198,622 and 279,532
 shares, respectively                                3,944,263       5,201,405
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 396,508 and 283,073 shares,
 respectively                                        7,514,541       5,156,184
Cost of shares repurchased:
 1,675,374 and 518,349
 shares,  respectively                             (32,784,034)     (9,598,279)
                                                 -------------   -------------
 Net increase (decrease) in net assets
  resulting from capital share transactions        (21,325,230)        759,310
                                                 -------------   -------------
Total Increase (Decrease) in Net Assets            (11,577,408)      2,569,752
Net Assets:
Beginning of year                                   59,304,897      56,735,145
                                                 -------------   -------------
End of year (including undistributed
 net investment income:  $118,014 and
 $157,540, respectively)                           $47,727,489    $ 59,304,897
                                                 =============   =============
See Notes to Financial Statements

ENDOWMENTS, INC.

NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of principal with income and preservation of capital as secondary objectives, primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,768 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $10,415,185, of which $10,440,334 related to appreciated securities and $25,149 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $37,043,496 at July 31, 1997.

3. The fee of $276,008 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. For the year ended of July 31, 1997, no such fee reduction was required.

 In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual expenses do not exceed 0.75% of average net assets. For the year ended July 31, 1997, no such fee reduction was required.

 No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1997, accumulated undistributed net realized gain on investments was $12,780,274 and additional paid-in capital was $22,307,947.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $21,861,248 and $44,658,716, respectively, during the year ended July 31, 1997.



ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                             Year ended         July 31
                                                                --------       --------      --------    --------   --------
                                                                    1997            1996         1995         1994       1993
                                                                --------       --------      --------    --------   --------
Net Asset Value, Beginning of Year                                  18.61          18.06         17.18       18.43      18.26
                                                                --------       --------      --------    --------   --------
 Income from Investment Operations:
  Net investment income                                              .56            .58           .63         .65        .66
  Net realized and unrealized
   gain (loss) on investments                                       6.04           1.73          2.21        (.16)      1.05
                                                                --------       --------      --------    --------   --------
   Total income from investment operations                          6.60           2.31          2.84         .49        1.71
                                                                --------       --------      --------    --------   --------
 Less Distributions:
  Dividends from net investment income                              (.55)          (.61)         (.61)       (.66)      (.69)
  Distributions from net realized gains                            (2.00)         (1.15)        (1.35)      (1.08)      (.85)
                                                                --------       --------      --------    --------   --------
   Total distributions                                             (2.55)         (1.76)        (1.96)      (1.74)     (1.54)
                                                                --------       --------      --------    --------   --------
Net Asset Value, End of Year                                        22.66          18.61         18.06       17.18      18.43
                                                                ========       ========      ========    ========   ========
Total Return                                                       38.40%         13.22%        18.57%       2.77%     10.05%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                               $48            $59           $57         $53        $72
 Ratio of expenses to average net assets                             .74%           .72%          .73%        .73%       .64%
 Ratio of net income to average net assets                          2.73%          3.12%         3.70%       3.78%      3.72%
 Average commissions paid per share(1)                             5.00c          5.87c         5.94c       6.27c      7.03c
 Portfolio turnover rate                                           50.69%         38.73%        24.04%      25.58%     29.70%
(1)Brokerage commissions paid on portfolio transactions
 increase the cost of securities purchased or reduce the
 proceeds of securities sold, and are not separately
 reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions),
 such as most over-the-counter and fixed-income
 transactions, are excluded.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 29, 1997


BOND PORTFOLIO FOR ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JANUARY 31, 1998

                                                       Principal               Percent
                                                          Amount      Market    of Net
BONDS & NOTES                                              (000)       Value    Assets
Industrials - 14.49%
Comcast Corp. 8.375% due 5/01/07 (1)                     $   250 $   278,940      .93%
Hutchison Whampoa Finance Ltd. 6.988% due 8/1/37 (1)          300      276990       .93
Hyundai Semiconductor America, Inc.
 8.625% due 5/15/07 (1)                                       450      376875      1.26
Inco Ltd.:
 9.875% due 6/15/19                                           300      321054      3.78
 9.60% due 6/15/22                                            700      811454
News America Holdings Inc. 7.43% due 10/1/26                  500      540805      1.81
Petrozuata Finance Inc., Series A, 7.63% due 4/1/09 (1)       250      257508       .86
Tele-Communications, Inc. 9.80% due 2/1/12                    250      311335      1.04
Time Warner Inc.:
 Pass-Through Asset Trust, Series 1997-1
  6.10% due 12/30/01 (1),(2)                                  250      247768      3.46
 0% convertible debentures due 6/22/13                       1500      789375
Wharf International Finance Ltd., Series A,
 7.625% due 3/13/07 (1)                                       500      403854      1.35
                                                                   --------- ---------
                                                                      4615958     15.42
                                                                   --------- ---------
Electric Utilities - 3.53%
Big Rivers Electric Corp. 10.70% due 9/15/17                 1000     1055890      3.53
                                                                   --------- ---------
Leisure & Tourism - 1.71%
Royal Caribbean Cruises Ltd. 7.00% due 10/15/07               500      513300      1.71
                                                                   --------- ---------
Telephone - 1.74%
U S West Capital Funding, Inc. 6.95% due 1/15/37              500      520325      1.74
                                                                   --------- ---------
Transportation (2)  - 8.59%
Airplanes Pass Through Trust, Class C, 8.15% due 3/15/1      1000     1052500      3.52
Jet Equipment Trust, Series 1994-A,
 11.79% due 6/15/13 (1)                                       750     1011518      3.38
USAir, Inc., Series 1996-B, 7.50% due 4/15/08                 475      507354      1.69
                                                                   --------- ---------
                                                                      2571372      8.59
                                                                   --------- ---------
Financial - 4.71%
Barnett Capital I 8.06% due 12/1/26                           500      535715      1.79
MBNA Capital A, MBNA Corp., Series A,
 8.278% due 12/1/26                                           300      318114      1.06
Terra Nova (Bermuda) Holdings Ltd. 10.75% due 7/1/05          500      557220      1.86
                                                                   --------- ---------
                                                                      1411049      4.71
                                                                   --------- ---------
Real Estate - 2.55%
Irvine Co. 7.46% due 3/15/06 (1),(3)                         500       513050      1.71
SocGen Real Estate Co. LLC, Series A,
 7.64% due 12/29/49 (1)                                       250      251115       .84
                                                                   --------- ---------
                                                                       764165      2.55
                                                                   --------- ---------
Collateralized Mortgage/Asset-Backed
 Obligations (2) - 4.85%
Asset Backed Securities Investment Trust, Series 1997-D,
 6.79% due 8/17/03                                            250      250425       .84
Asset Securitization Corp., Series 1997-D5, Class A-1A,
 6.50% due 2/14/43                                            486      494320      1.65
Merrill Lynch Mortgage Investors, Inc., Series 1995-A,
 7.338% due 6/15/21 (4)                                       305      312685      1.04
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-2033, Class A-12, 7.50% due 11/25/22              48       47454       .16
Structured Asset Securities Corp, Series 1996-CFL,
 Class A2A, 7.75% due 2/25/28                                 342      345776      1.16
                                                                   --------- ---------
                                                                      1450660      4.85
                                                                   --------- ---------
Governments (excluding U.S. Government) &
 Governmental Authorities - 3.86%
Quebec (Province of) 13.25% due 9/15/14                      1000     1154410      3.86
                                                                   --------- ---------
Federal Agency Obligations - Mortgage
 Pass-Throughs (2) - 12.13%
Fannie Mae (formerly Federal National Mortgage Assn.):
 9.00% due 11/1/20                                            205      218724      2.24
 6.191% due 3/1/33 (4)                                        449      451462
Freddie Mac (formerly Federal Home Loan Mortgage Corp.):
 8.75% due 7/1/08                                             105      110502
 12.50% due 12/1/12                                            48       56840       .97
 9.00% due 3/1/20                                             114      122307
Government National Mortgage Assn.:
 8.50% due 12/15/08                                           317      338172
 10.00% due 12/15/19                                          350      391316
 7.50% due 1/15/24                                            575      594382      8.92
 7.00% due 2/20/24 (4)                                        665      679089
 7.375% due 6/20/24 (4)                                       652      668278
                                                                   --------- ---------
                                                                      2960886     12.13
                                                                   --------- ---------
U.S. Treasury Obligations - 34.18%
 9.25% due 8/15/98                                           1000     1019999
 7.25% due 5/15/04                                           1500     1640865
 11.625% due 11/15/04                                         500      670545     34.18
 10.375% due 11/15/12                                        2000     2690320
 7.50% due 11/15/16                                          1000     1183590
 8.875% due 8/15/17                                          2250     3027309
                                                                   --------- ---------
                                                                  10,232,628      34.18
                                                                   --------- ---------
TOTAL BONDS & NOTES (cost: $27,328,759)                              27250643     93.27
                                                                   --------- ---------
                                                          Number
STOCKS                                                 of Shares
Preferred Stocks - 0.70%
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetua     10000      208750       .70
 capital (1)                                                       --------- ---------
TOTAL EQUITY-TYPE SECURITIES (COST $250,000)                           208750       .70
                                                       Principal   --------- ---------
                                                          Amount
SHORT-TERM SECURITIES                                      (000)
Corporate Short-Term Notes - 4.31%
General Electric Capital Corp. 5.59% due 2/2/98              1290     1289597      4.31
                                                                   --------- ---------
TOTAL SHORT-TERM SECURITIES (cost: $1,289,597)                        1289597      4.31
                                                                   --------- ---------

TOTAL INVESTMENT SECURITIES (cost: $28,868,356)                      28748990     98.28
Excess of cash and receivables over payables                           517023      1.72
                                                                   --------- ---------
NET ASSETS                                                       $29,266,013   100.00%
                                                                    ======== =========
(1) Purchased in a private placement transaction; resale
  may be limited to qualified institutional buyers;
 resale to the public may require registration.
(2) Pass-through securities backed by a pool of
 mortgages or other loans on which principal
 payments are periodically made. Therefore, the
 effective maturity is shorter than the stated maturity.
(3) Valued under procedures established
 by the Board of Directors.
(4) Coupon rate changes periodically.

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at January 31, 1998
Assets:
Investment securities at market
 (cost: $28,868,356)                                         $29,419,176
Cash                                                              51,781
Receivables for-
 Sales of investments                             $  602
 Accrued interest                                515,061         515,663
                                               ---------       ---------
                                                              29,986,620
Liabilities:
Payables for-
 Repurchases of Fund's shares                     22,500
 Management services                                 283
 Accrued expenses                                 27,638          50,421
                                               ---------       ---------
Net Assets at January 31, 1998-
 Equivalent to $17.15 per share on
 1,745,671 shares of $1 par value
capital stock outstanding (authorized
capital stock - 5,000,000 shares)                            $29,936,199
                                                             ===========
Statement of Operations
for the period ended January 31, 1998
Investment Income:
Interest income                                              $ 1,211,224
Expenses:
 Management services fee                      $   81,421
 Custodian fee                                       666
 Registration statement and prospectus            12,824
 Reports to shareholders                          19,970
 Auditing fees                                    17,998
 Legal fees                                        4,216
 Taxes other than federal income tax              14,408
 Other expenses                                   13,004
                                               ---------
  Total expenses before fee waiver               164,507
 Fee waiver                                       44,890         119,617
                                               ---------       ---------
 Net investment income                                         1,091,607
                                                               ---------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                147,681
Net change in unrealized appreciation
 (depreciation) on investments:
 Beginning of period                             625,522
 End of period                                   550,820
                                               ---------
  Net unrealized appreciation on
   investments                                                   (74,702)
                                                               ---------
 Net realized gain and unrealized
  appreciation on investments                                     72,979
                                                               ---------
Net Increase in Net Assets Resulting
 from Operations                                           $   1,164,586
                                                             ===========
Statement of Changes in Net Assets
                                              Six months
                                                   ended      Year ended
                                                 1/31/98         7/31/97
Operations:                                    ---------       ---------
Net investment income                        $ 1,091,607     $ 2,508,147
Net realized gain (loss) on investments          147,681        (216,967)
Net unrealized appreciation (depreciation) on
 investments                                     (74,702)      1,356,940
                                               ---------       ---------
 Net increase in net assets resulting
  from operations                              1,164,586       3,648,120
                                               ---------       ---------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income          (1,197,029)     (2,533,400)
                                               ---------       ---------
Capital Share Transactions:
Proceeds from shares sold:
 62,046 and 187,635
 shares, respectively                          1,053,575       3,152,584
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 28,173 and 65,746 shares,
 respectively                                    474,183       1,089,420
Cost of shares repurchased:
 268,592 and 822,286
 shares, respectively                         (4,591,811)    (13,772,096)
                                               ---------       ---------
 Net decrease in net assets resulting
  from capital share transactions             (3,064,053)     (9,530,092)
                                               ---------       ---------
Total Decrease in Net Assets                  (3,096,496)     (8,415,372)
Net Assets:
Beginning of period                           33,032,695      41,448,067
                                               ---------       ---------
End of period (including undistributed
 net investment income:  $168,918 and
 $274,339, respectively)                     $29,936,199     $33,032,695
                                          ===============================

See Notes to Financial Statements



 NOTES TO FINANCIAL STATEMENTS

1. Bond Portfolio for Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide as high a level of current income as is consistent with preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from taxation under Section 501(c)(2) of the Internal Revenue Code.

 2. The fund is tax-exempt; therefore, no federal income tax provision is required. However, it is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders.

  As of January 31, 1998, net unrealized appreciation on investments, for book and federal income tax purposes aggregated $550,820, of which $1,082,975 related to appreciated securities and $532,155 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $28,868,356 at January 31, 1998.

3. The fee of $81,421 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses not subject to this limitation are interest, taxes and extraordinary expenses. For the period ended January 31, 1998, no such fee reduction was required.

 In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's expenses do not exceed 0.75% of average net assets. For the period ended January 31, 1998, fee reductions were $44,890.

 No fees were paid by the fund to its officers and Directors.

4. As of January 31, 1998, accumulated net realized loss on investments was $395,774 and additional paid-in capital was $27,866,564.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $5,706,067 and $6,521,814, respectively, during the six months ended January 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $666 was paid by these credits rather than in cash.

BOND PORTFOLIO FOR ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                          Six months Year ended July 31
                                                               ended --------------------    ---------- --------------------
                                                              1/31/98      1997      1996          1995       1994      1993
Net Asset Value, Beginning of Period                            17.17     16.63     16.82          16.86     19.66     19.44
                                                          ---------- --------------------    ---------- --------------------
 Income from Investment Operations:
  Net investment income                                          .59      1.21      1.22           1.26      1.32      1.49
  Net realized and unrealized
   gain (loss) on investments                                    .03       .52      (.19)           .01     (1.51)      .64
                                                          ---------- --------------------    ---------- --------------------
   Total income (loss) from investment
    operations                                                   .62      1.73      1.03           1.27      (.19)      2.13
                                                          ---------- --------------------    ---------- --------------------
 Less Distributions:
  Dividends from net investment income                          (.64)    (1.19)    (1.22)         (1.24)    (1.35)    (1.48)
  Distributions from net realized gains                            -         -         -           (.07)    (1.26)     (.43)
                                                          ---------- --------------------    ---------- --------------------
   Total distributions                                          (.64)    (1.19)    (1.22)         (1.31)    (2.61)    (1.91)
                                                          ---------- --------------------    ---------- --------------------
Net Asset Value, End of Period                                  17.15     17.17     16.63          16.82     16.86     19.66
                                                          ========== ====================    ========== ====================
Total Return                                               3.72% /1/  10.83%      6.25%            7.97%   (1.44)%    11.74%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                         $30       $33       $41            $44       $46       $67
 Ratio of expenses to average net assets                  .37% /1//2/.75%  /2/  .75% /2/            .76%      .77%      .65%
 Ratio of net income to average net assets                3.41% /1/    7.04%      7.17%            7.52%     6.99%     7.69%
 Portfolio turnover rate                                  19.89% /1/  22.18%     54.43%           69.22%    82.12%    35.97%
 /1/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.
 /2/ Had CRMC not waived management services fees, the fund's expense ratio would have been 0.51%, 0.85% and 0.80% for
  the six months ended January 31, 1998 and the fiscal years ended 1997 and 1996, respectively.

Bond Portfolio for Endowments, Inc.
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS held November 20, 1997
Shares outstanding on October 2, 1997 (record date)    1,977,834
Shares voting on November 20, 1997             1,608,735 (81.3%)


ELECTION OF DIRECTORS

                                         Percent of                   Percent of
                            Votes        Shares          Votes        Shares
Director                    For          Voting For      Withheld     Withheld
Robert B. Egelston                       1,608,735       100.0%       00.0%
Frank L. Ellsworth                       1,608,735       100.0        00.0
Steven D. Lavine                         1,579,171       98.2         29,5641.8
Patricia A. McBride                      1,600,366       99.5         8,3690.5
Charles R. Redmond                       1,600,366       99.5         8,3690.5
Thomas E. Terry                          1,608,735       100.0        00.0
Robert C. Ziebarth                       1,608,735       100.0        00.0

RATIFICATION OF AUDITORS

                                Percent                   Percent of
                                of Shares                 Shares                         Percent of
                 Votes          Voting        Votes       Voting                         Shares
                 For            For           Against     Against        Abstentions     Abstaining
Deloitte &       1,608,735      100%          0           0%             0               0%
Touche LLP

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Bond Portfolio for Endowments, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bond Portfolio for Endowments, Inc. (the "fund"), including the investment portfolio, as of January 31, 1998, and the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and for the year ended July 31, 1997, and the per-share data and ratios for the six-month period ended January 31, 1998 and for each of the five years in the period ended July 31, 1997. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Bond Portfolio for Endowments, Inc. at January 31, 1998, the results of its operations for the six-month period then ended, the changes in its net assets the six-month period then ended and for the year ended July 31, 1997, and the per-share data and ratios for the six-month period ended January 31, 1998 and for each of the five years in the period ended July 31, 1997, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
February 20, 1998


BOND PORTFOLIO FOR ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1997
                                                                Principal                  Percent
                                                                   Amount         Market    of Net
BONDS & NOTES                                                       (000)          Value    Assets
Industrials - 14.20%
Comcast Corp. 8.375% due 5/01/07 (1)                              $   250    $   275,783      0.84%
Hutchison Whampoa Finance Ltd. 6.988% due 8/1/37 (1)                   200         203040       .61
Hyundai Semiconductor America, Inc.
 8.625% due 5/15/07 (1)                                                500         527000      1.60
Inco Ltd.:
 9.875% due 6/15/19                                                    300         325062      3.40
 9.60% due 6/15/22                                                     700         799365
Millennium America Inc. 7.00% due 11/15/06                             250         251440       .76
News America Holdings Inc. 7.43% due 10/1/26                           500         524520      1.59
Petrozuata Finance Inc., Series A, 7.63% due 4/1/09 (1)                250         260800       .79
Tele-Communications, Inc. 9.80% due 2/1/12                             250         301268       .91
Time Warner Inc.:
 Pass-Through Asset Trust, Series 1997-1 ,
  6.10% due 12/30/01 (1)(2)                                            250         244183      2.92
 0% convertible debentures due 6/22/13                                1500         721875
Wharf International Finance Ltd., Series A,
 7.625% due 3/13/07 (1)                                                250         257236       .78
                                                                               ---------    ------
                                                                                  4691572     14.20
                                                                               ---------    ------
Electric Utilities - 3.21%
Big Rivers Electric Corp. 10.70% due 9/15/17                          1000        1059910      3.21
                                                                               ---------    ------
Telephone - 4.95%
U S West Capital Funding, Inc. 6.95% due 1/15/37                       500         516085      4.95
U S West, Inc. 0% convertible
 debentures due 6/25/11                                               3000        1117500
                                                                               ---------    ------
                                                                               1,633,585       4.95
                                                                               ---------    ------
Transportation (2)  - 9.26%
Airplanes Pass Through Trust, Class C, 8.15% due 3/15/19              1000        1058000      3.20
Jet Equipment Trust:
 Series 1994-A, 11.79% due 6/15/13 (1)                                 750         991575      4.54
 Series 1995-B, Class A, 7.63% due 2/15/15 (1)                         480         506971
USAir, Inc., Series 1996-B, 7.50% due 4/15/08                          481         501622      1.52
                                                                               ---------    ------
                                                                                  3058168      9.26
                                                                               ---------    ------
Financial - 5.67%
American Re Corp. 10.875% due 9/15/04                                 1000        1052060      3.18
Capital One Bank 8.125% due 3/1/00                                     250         260733       .79
Terra Nova (Bermuda) Holdings Ltd. 10.75% due 7/1/05                   500         560900      1.70
                                                                               ---------    ------
                                                                                  1873693      5.67
                                                                               ---------    ------
Real Estate - 1.51%
Irvine Co. 7.46% due 3/15/06 (1)(3)                                    500         498100      1.51
                                                                               ---------    ------
Collateralized Mortgage/Asset-Backed
 Obligations (2) - 2.95%
Merrill Lynch Mortgage Investors, Inc., Series 1995-A,
 7.383% due 6/15/21  (4)                                               369         376367      1.14
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-2033, Class A-12, 7.50% due 11/25/22                      213         212705       .64
Structured Asset Securities Corp., Series 1996-CFL,
 Class A2A, 7.75% due 2/25/28                                          381         386028      1.17
                                                                               ---------    ------
                                                                                   975100      2.95
                                                                               ---------    ------
Floating Rate Eurodollar Notes (Undated)  (4)  - 5.42%
Bank of Nova Scotia 5.75%                                             1000         896300      2.71
Canadian Imperial Bank of Commerce 5.688%                             1000         893750      2.71
                                                                               ---------    ------
                                                                                  1790050      5.42
                                                                               ---------    ------
Governments (excluding U.S. Government) &
 Governmental Authorities - 3.56%
Quebec (Province of) 13.25% due 9/15/14                               1000        1177640      3.56
                                                                               ---------    ------
Federal Agency Obligations - Mortgage
 Pass-Throughs (2) - 13.27%
Federal Home Loan Mortgage Corp.:
 8.75% due 7/1/08                                                      118         122705
 12.50% due 12/1/12                                                     52          60747       .95
 9.00% due 3/1/20                                                      124         133214
Federal National Mortgage Assn.:
 9.00% due 11/1/20                                                     240         255397      2.20
 6.03% due 3/1/33 (4)                                                  474         471134
Government National Mortgage Assn.:
 8.50% due 12/15/08                                                    347         367368
 10.00% due 12/15/19                                                   402         445302
 7.50% due 1/15/24                                                     584         597550     10.12
 7.00% due 2/20/24 (4)                                                 749         764818
 7.375% due 6/20/24 (4)                                                749         769465
 8.50% due 10/15/25                                                    378         394775
                                                                               ---------    ------
                                                                                  4382475     13.27
                                                                               ---------    ------
U.S. Treasury Obligations - 22.48%
 9.25% due 8/15/98                                                    1000        1036091
 7.25% due 5/15/04                                                     500         535470
 11.625% due 11/15/04                                                  500         663595     22.48
 10.375% due 11/15/12                                                 2000        2627820
 8.875% due 8/15/17                                                   2000        2564380
                                                                               ---------    ------
                                                                               7,427,356      22.48
                                                                               ---------    ------
TOTAL BONDS & NOTES (cost: $27,966,316)                                          28567649     86.48
                                                                               ---------    ------
                                                                   Number
STOCKS                                                          of Shares
Preferred Stocks - 0.83%
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual             10000         274200       .83
 capital (1)                                                                   ---------    ------
TOTAL STOCKS (COST $250,000)                                                       274200       .83
                                                                               ---------    ------

SHORT-TERM SECURITIES
Corporate Short-Term Notes - 11.58%
Associates Corp. of North America 5.85% due 8/1/97                     980         979841      2.97
Atlantic Richfield Co. 5.50% due 8/6/97                               1150        1148946      3.48
Pfizer Inc 5.45% due 9/11/97 (1)                                      1200        1192370      3.61
Xerox Corp. 5.48% due 10/17/97                                         510         503933      1.52
                                                                               ---------    ------
TOTAL SHORT-TERM SECURITIES (cost: $3,825,101)                                    3825090     11.58
                                                                               ---------    ------

TOTAL INVESTMENT SECURITIES (cost: $32,041,417)                                  32666939     98.89
Excess of cash and receivables over payables                                       365756      1.11
                                                                               ---------    ------
NET ASSETS                                                                   $33,032,695    100.00%
                                                                               =========   =======
(1) Purchased in a private placement transaction; resale
 to the public may require registration or sale only to
 qualified institutional buyers.
(2) Pass-through securities backed by a pool of
 mortgages or other loans on which principal
 payments are periodically made. Therefore, the
 effective maturity of these securities is shorter than
 the stated maturity.
(3) Valued under procedures established
 by the Board of Directors.
(4) Coupon rate changes periodically.

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1997
Assets:
Investment securities at market
 (cost: $32,041,417)                                                  $32,666,939
Cash                                                                       50,708
Receivables for-
 Sales of investments                                   $  1,697
 Accrued interest                                        546,152          547,849
                                                     -----------      -----------
                                                                       33,265,496
Liabilities:
Payables for-
 Purchases of investments                                200,000
 Management services                                      10,540
 Accrued expenses                                         22,261          232,801
                                                     -----------      -----------
Net Assets at July 31, 1997-
 Equivalent to $17.17 per share on
 1,924,044 shares of $1 par value
capital stock outstanding (authorized
capital stock - 5,000,000 shares)                                     $33,032,695
                                                                      ===========
Statement of Operations
for the year ended July 31, 1997
Investment Income:
Interest income                                                       $ 2,775,511
Expenses:
 Management services fee                             $   177,223
 Custodian fee                                             2,022
 Registration statement and prospectus                    15,568
 Reports to shareholders                                  10,753
 Auditing fees                                            46,844
 Legal fees                                                4,810
 Taxes other than federal income tax                      25,071
 Other expenses                                           20,124
                                                     -----------
  Total expenses before fee waiver                       302,415
 Fee waiver                                               35,051          267,364
                                                     -----------      -----------
 Net investment income                                                  2,508,147
                                                                      -----------
Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                        (216,967)
Net change in unrealized appreciation
 (depreciation) on investments:
 Beginning of year                                      (731,418)
 End of year                                             625,522
                                                     -----------
  Net unrealized appreciation on
   investments                                                          1,356,940
                                                                      -----------
 Net realized loss and unrealized
  appreciation on investments                                           1,139,973
                                                                      -----------
Net Increase in Net Assets Resulting
 from Operations                                                    $   3,648,120
                                                                      ===========
Statement of Changes in Net Assets

                                                      Year ended          July 31
                                                            1997             1996
Operations:
Net investment income                                $ 2,508,147      $ 3,075,042
Net realized gain (loss) on investments                 (216,967)         123,217
Net unrealized appreciation (depreciation) on
 investments                                           1,356,940         (526,188)
                                                     -----------      -----------
 Net increase in net assets resulting
  from operations                                      3,648,120        2,672,071
                                                     -----------      -----------
Dividends Paid to Shareholders:
Dividends from net investment income                  (2,533,400)      (3,085,285)
                                                     -----------      -----------
Capital Share Transactions:
Proceeds from shares sold:
 187,635 and 168,909
 shares, respectively                                  3,152,584        2,838,556
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 65,746 and 94,993 shares,
 respectively                                          1,089,420        1,596,233
Cost of shares repurchased:
 822,286 and 377,703
 shares, respectively                                (13,772,096)      (6,407,611)
                                                     -----------      -----------
 Net decrease in net assets resulting
  from capital share transactions                     (9,530,092)      (1,972,822)
                                                     -----------      -----------
Total Decrease in Net Assets                          (8,415,372)      (2,386,036)
Net Assets:
Beginning of year                                     41,448,067       43,834,103
                                                     -----------      -----------
End of year (including undistributed
 net investment income:  $274,340 and
 $299,593, respectively)                             $33,032,695      $41,448,067
                                                     ===========      ===========

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
Notes to Financial Statements

1. Bond Portfolio for Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,022 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $625,522, of which $994,372 related to appreciated securities and $368,850 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1997. The fund has available at July 31, 1997 a net capital loss carryforward totaling $543,455, which may be used to offset capital gains realized during subsequent years through July 31, 2004. It is the intention of the fund not to make distributions from capital gains until the capital loss carryforward is utilized. The cost of portfolio securities for book and federal income tax purposes was $32,041,417 at July 31, 1997.

3. The fee of $177,223 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. For the year ended July 31, 1997, no such fee reduction was required.

 In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's expenses do not exceed 0.75% of average net assets. For the year ended July 31, 1997, fee reductions were $35,051.

 No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1997, accumulated net realized loss on investments was $543,455 and additional paid-in capital was $30,752,244.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $6,975,429 and $18,694,604, respectively, during the year ended July 31, 1997.


BOND PORTFOLIO FOR ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                  Year ended July 31
                                                         ----------  ---------- ------------------------------
                                                                1997        1996     1995       1994    1993
                                                         ----------  ---------- ------------------------------
Net Asset Value, Beginning of Year                             16.63       16.82     16.86     19.66   19.44
                                                         ----------  ---------- ------------------------------
 Income from Investment Operations
  Net investment income                                        1.21        1.22      1.26      1.32    1.49
  Net realized and unrealized
   gain (loss) on investments                                   .52        (.19)      .01     (1.51)    .64
                                                         ----------  ---------- ------------------------------
   Total income (loss) from investment operations              1.73        1.03      1.27      (.19)    2.13
                                                         ----------  ---------- ------------------------------
 Less Distributions:
  Dividends from net investment income                        (1.19)      (1.22)    (1.24)    (1.35)  (1.48)
  Distributions from net realized gains                           -           -      (.07)    (1.26)   (.43)
                                                         ----------  ---------- ------------------------------
   Total distributions                                        (1.19)      (1.22)    (1.31)    (2.61)  (1.91)
                                                         ----------  ---------- ------------------------------
Net Asset Value, End of Year                                   17.17       16.63     16.82     16.86   19.66
                                                            =======     =======   =======   ======= =======
Total Return                                                 10.83%       6.25%      7.97%   (1.44)%  11.74%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                          $33         $41       $44       $46     $67
 Ratio of expenses to average net assets                   .75% /1/    .75% /1/       .76%      .77%    .65%
 Ratio of net income to average net assets                   7.04%       7.17%       7.52%     6.99%   7.69%
 Portfolio turnover rate                                    22.18%      54.43%      69.22%    82.12%  35.97%
/1/ Had Capital Research and Management Company not waived fees, the fund's ratios of expenses to average net assets would have been 0.85% and 0.80%, respectively, for the periods shown.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Bond Portfolio for Endowments, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bond Portfolio for Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Bond Portfolio for Endowments, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 29, 1997